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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SKYWORKS SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Skyworks Solutions, Inc.

March 28, 2013

Dear Stockholder:

        I am pleased to invite you to attend the 2013 annual meeting of stockholders of Skyworks Solutions, Inc. to be held at 2:00 p.m., local time, on Tuesday, May 7, 2013, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts (the "Annual Meeting"). We look forward to your participation in person or by proxy. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.

        If you plan to attend the Annual Meeting, please check the designated box on the enclosed proxy card. Or, if you utilize our telephone or Internet proxy submission methods, please indicate your plans to attend the Annual Meeting when prompted to do so. If you are a stockholder of record, you should bring the top half of your proxy card as your admission ticket and present it upon entering the Annual Meeting. If you are planning to attend the Annual Meeting and your shares are held in "street name" by your broker (or other nominee), you should ask the broker (or other nominee) for a proxy issued in your name and present it at the meeting.

        Whether or not you plan to attend the Annual Meeting, and regardless of how many shares you own, it is important that your shares be represented at the Annual Meeting. Accordingly, we urge you to complete the enclosed proxy and return it to us promptly in the postage-prepaid envelope provided, or to complete and submit your proxy by telephone or via the Internet in accordance with the instructions on the proxy card. If you do attend the Annual Meeting and wish to vote in person, you may revoke a previously submitted proxy at that time by voting in person at the meeting.

Sincerely yours,

David J. McLachlan Chairman of the Board

 Stockholder Invitation

SKYWORKS SOLUTIONS, INC.

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 7, 2013

To the Stockholders of Skyworks Solutions, Inc.:

        The 2013 annual meeting of stockholders of Skyworks Solutions, Inc., a Delaware corporation (the "Company"), will be held at 2:00 p.m., local time, on Tuesday, May 7, 2013, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts (the "Annual Meeting") to consider and act upon the following proposals:

          1.   To elect eight individuals nominated to serve as directors of the Company with terms expiring at the next annual meeting of stockholders and named in the Proxy Statement;

          2.   To approve the Company's Amended and Restated 2005 Long-Term Incentive Plan, as amended;

          3.   To approve, on an advisory basis, the compensation of the Company's named executive officers;

          4.   To ratify the selection by the Company's Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2013; and

          5.   To transact such other business as may properly come before the Annual Meeting.

        Only stockholders of record at the close of business on March 20, 2013, are entitled to notice of and to vote at the Annual Meeting. To ensure your representation at the Annual Meeting, we urge you to submit a proxy promptly in one of the following ways whether or not you plan to attend the Annual Meeting: (a) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose; (b) by completing and submitting your proxy using the toll-free telephone number listed on the proxy card; or (c) by completing and submitting your proxy via the Internet by visiting the website address listed on the proxy card. The Proxy Statement accompanying this notice describes each of the items of business listed above in more detail. Our Board of Directors recommends: a vote "FOR" the election of the nominees for director named in Proposal 1 of this Proxy Statement; a vote "FOR" Proposal 2, the approval of the Amended and Restated 2005 Long-Term Incentive Plan, as amended; a vote "FOR" Proposal 3, the approval, on an advisory basis, of the compensation of the Company's named executive officers; and a vote "FOR" Proposal 4, ratifying the selection of KPMG LLP as the independent registered public accounting firm of the Company for the 2013 fiscal year.

By Order of the Board of Directors,

MARK V.B. TREMALLO Vice President, General Counsel and Secretary
Woburn, Massachusetts March 28, 2013

 Notice of Annual Meeting

Skyworks Solutions, Inc.

This page intentionally left blank.

 Proxy Statement

Skyworks Solutions, Inc.

SKYWORKS SOLUTIONS, INC.

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000

PROXY STATEMENT

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Skyworks Solutions, Inc., a Delaware corporation ("Skyworks" or the "Company"), for the Company's annual meeting of stockholders to be held on Tuesday, May 7, 2013, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts at 2:00 p.m., local time, or at any adjournment or postponement thereof (the "Annual Meeting"). The Company's Annual Report, which includes financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operation for the fiscal year ended September 28, 2012, is being mailed together with this Proxy Statement to all stockholders of record entitled to vote at the Annual Meeting. This Proxy Statement and form of proxy are being first mailed to stockholders on or about March 28, 2013.

        Only stockholders of record at the close of business on March 20, 2013 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of March 20, 2013, there were 191,147,441 shares of Skyworks' common stock issued and outstanding. Pursuant to Skyworks' Restated Certificate of Incorporation and By-laws, and applicable Delaware law, each share of common stock entitles the holder of record at the close of business on the Record Date to one vote on each matter considered at the Annual Meeting. As a stockholder of record, you may vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (a) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (b) by completing and submitting your proxy using the toll-free telephone number listed on the proxy card, or (c) by completing and submitting your proxy via the Internet at the website address listed on the proxy card. If you attend the Annual Meeting, you may vote in person at the Annual Meeting even if you have previously submitted your proxy by mail, telephone or via the Internet (and your vote at the Annual Meeting will automatically revoke your previously submitted proxy, although mere attendance at the meeting without voting in person will not have that result).

        If your shares are held on your behalf by a third party such as your broker or another person or entity who holds shares of the Company on your behalf and for your benefit, which person or entity we refer to as a "nominee," and your broker (or other nominee) is the stockholder of record of such shares, then you are the beneficial owner of such shares and we refer to those shares as being held in "street name." As the beneficial owner of your "street name" shares, you are entitled to instruct your broker (or other nominee) as to how to vote your shares. Your broker (or other nominee) will provide you with information as to how you are able to instruct your broker (or other nominee) as to the voting of your "street name" shares.

        If your shares are held in "street name," your broker (or other nominee) is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker (or other nominee), your broker (or other nominee) will only be entitled to vote your shares with respect to "discretionary" matters, as described below, but will not be permitted to vote the shares with respect to "non-discretionary" matters. A "broker non-vote" occurs when your broker (or other nominee) submits a proxy for your shares (because the broker (or other nominee) has either received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote on a particular "discretionary" matter) but does not indicate a vote for a particular proposal because the broker (or other nominee) either does not have authority to vote on that proposal and has not received voting instructions from you or has discretionary authority on the proposal but chooses not to exercise it. "Broker non-votes" are not counted as votes for or against the proposal in question or as abstentions, nor are they

 Proxy Statement

counted to determine the number of votes present for the particular proposal. We do, however, count "broker non-votes" for the purpose of determining a quorum for the Annual Meeting. If your shares are held in "street name" by your broker (or other nominee), please check the instruction card provided by your broker (or other nominee) or contact your broker (or other nominee) to determine whether you will be able to vote by telephone or via the Internet.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (a) delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (b) duly completing a later-dated proxy relating to the same shares and presenting it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (c) attending the Annual Meeting and voting there in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Company's principal executive offices at Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801, Attention: Secretary, or hand delivered to the Secretary of the Company, before the taking of the vote at the Annual Meeting.

        The holders of a majority of the issued and outstanding stock of the Company present either in person or by proxy at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Shares that abstain from voting on any proposal and "broker non-votes" will be counted as shares that are present for purposes of determining whether a quorum exists at the Annual Meeting. If a broker non-vote occurs with respect to any shares of the Company's common stock on any matter, then those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for purposes of determining whether a quorum exists because they are entitled to vote on other matters) and will not be voted.

        Under Proposal 1, you are being asked to consider eight nominees (all of our currently serving directors, except for Moiz M. Beguwala, who will not be standing for re-election) for election to our Board of Directors to serve until the 2014 annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The number of directors constituting the full Board of Directors is currently fixed at nine. As a result, there will be one vacancy on the Board of Directors following the 2013 Annual Meeting, which the Board may, in its discretion, fill in the future. Pursuant to the Company's By-laws, directors are elected by a plurality vote of all votes cast for the election of directors at the Annual Meeting. As a result, under Proposal 1, the eight nominees for director who receive the most affirmative votes will be elected. Stockholders may not vote for a greater number of persons than the eight nominees named in this proxy statement. Stockholders will not be allowed to cumulate their votes in the election of directors. Because Proposal 1 constitutes an uncontested election of directors, it is not considered to be a "discretionary" matter for certain brokers. Consequently, those brokers are not authorized to vote "street name" shares in connection with Proposal 1 in the absence of instructions from the beneficial owner of such shares. If you hold shares in "street name" and do not provide specific instructions to your broker on how to vote some or all of your "street name" shares with respect to Proposal 1, your broker may not be able to vote those shares in its discretion and, in such case, a "broker non-vote" may occur. Broker non-votes will have no effect on the outcome of Proposal 1, so please be sure to provide your broker or other nominee with your voting instructions so that your vote will be counted. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1.

        The affirmative vote of a majority of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on such matter at the Annual Meeting, is required to approve Proposals 2 and 3. Proposals 2 and 3 are not considered to be "discretionary" matters for certain brokers. Consequently, those brokers are not authorized to vote "street name" shares in connection with Proposals 2 and 3 in the absence of instructions from the beneficial owner of such shares. If you hold shares in "street name" and do not provide specific instructions to your broker on how to vote some or all of your "street name" shares with respect to Proposals 2 and 3, your broker may not be able to vote those shares in its discretion and, in such case, a "broker non-vote" may occur. Broker non-votes will have no effect on the outcome of Proposals 2 and 3, so please be sure to provide your

 Proxy Statement

Skyworks Solutions, Inc.

broker or other nominee with your voting instructions so that your vote will be counted. Votes that are marked "ABSTAIN" are counted as present and entitled to vote with respect to Proposals 2 and 3 and will have the same impact as a vote that is marked "AGAINST" for purposes of Proposals 2 and 3. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 2 and 3.

        The affirmative vote of a majority of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on such matter at the Annual Meeting, is required to approve Proposal 4. Proposal 4 involves a matter on which a broker (or other nominee) does have discretionary authority to vote and, as a result, if you do not instruct your broker (or other nominee) as to how you want to vote your shares, your broker (or other nominee) is entitled to vote your shares in its discretion. With respect to Proposal 4, a vote of "ABSTAIN" will have the same effect as a vote of "AGAINST." THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

If you beneficially own shares that are held in "street name" by your broker (or other nominee), we strongly encourage you to provide instructions to your broker (or other nominee) as to how to vote on the election of directors and all of the Proposals by signing, dating and returning to your broker (or other nominee) the instruction card provided by your broker (or other nominee).

        An automated system administered by the Company's transfer agent tabulates the votes at the Annual Meeting. The vote on each matter submitted to stockholders will be tabulated separately.

        The persons named as attorneys-in-fact in this Proxy Statement, David J. Aldrich and Mark V.B. Tremallo, were selected by the Board of Directors and are officers of the Company. Each executed proxy card returned by a stockholder of record or proxy vote recorded via telephone or the Internet by a stockholder of record in the manner provided for on the proxy card prior to the taking of the vote at the Annual Meeting will be voted. Where a choice has been specified in an executed proxy with respect to the matters to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the choices specified. If no choices are indicated, proxies returned by holders of record will be voted "FOR" the election of the eight nominees for director named in Proposal 1 in this Proxy Statement, "FOR" the approval of the Company's Amended and Restated 2005 Long-Term Incentive Plan, as amended, "FOR" the approval, on an advisory basis, of the compensation of our named executive officers, and "FOR" the ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Company for the 2013 fiscal year.

        If you plan to attend the Annual Meeting, please be sure to indicate your intent to attend by checking the designated box on your proxy card if you are submitting a proxy via mail, or by indicating when prompted if you are submitting a proxy through either Skyworks' telephone or Internet proxy submission procedures. In either case, save the admission ticket attached to your proxy (the top half) and bring that with you to the Annual Meeting. If your shares are held in "street name" by your broker (or other nominee), you should consult your instruction card to determine how to indicate your intent to attend the Annual Meeting. If your instruction card does not provide any such indication, you should contact your broker (or other nominee) to determine what you will need to do to be able to attend and vote at the Annual Meeting. In order to be admitted to the Annual Meeting, you will need to present your admission ticket or the appropriate documentation from your broker (or other nominee), as well as provide a valid picture identification, such as a driver's license or passport.

        Some brokers (or other nominees) may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. If you are a stockholder and your household or address has received only one Annual Report and one Proxy Statement, the Company will promptly deliver a separate copy of the Annual Report and the Proxy Statement to you, upon your written request to Skyworks Solutions, Inc., 5221 California Avenue, Irvine, CA 92617, Attention: Investor Relations, or oral request to Investor Relations at (949) 231-4700. If you would like to receive separate copies of our Annual Report and Proxy Statement in the

 Proxy Statement

future, you should direct such request to your broker (or other nominee). Even if your household or address has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each stockholder account. Each individual proxy card should be signed, dated, and returned in the enclosed postage-prepaid envelope (or completed and submitted by telephone or via the Internet, as described on the proxy card). If your household has received multiple copies of our Annual Report and Proxy Statement, you can request the delivery of single copies in the future by contacting your broker (or other nominee), or the Company at the address or telephone number above.

        If you are a participant in the Skyworks 401(k) Savings and Investment Plan, you will receive an instruction card for the Skyworks shares you own through the 401(k) Plan. That instruction card will serve as a voting instruction card for the trustee of the 401(k) Plan, and your 401(k) Plan shares will be voted as you instruct.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 7, 2013

        The Proxy Statement and the Company's Annual Report are available at www.skyworksinc.com/annualreport.

 Proxy Statement

Skyworks Solutions, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        To the Company's knowledge, the following table sets forth the beneficial ownership of the Company's common stock as of March 15, 2013, by the following individuals or entities: (i) each person or entity who beneficially owns 5% or more of the outstanding shares of the Company's common stock as of March 15, 2013; (ii) the Named Executive Officers (as defined herein under the heading "Compensation Tables for Named Executive Officers"); (iii) each director and nominee for director; and (iv) all current executive officers and directors of the Company, as a group.

        Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission, is not necessarily indicative of beneficial ownership for any other purpose, and does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. As of March 15, 2013, there were 191,143,316 shares of Skyworks common stock issued and outstanding.

        In computing the number of shares of Company common stock beneficially owned by a person and the percentage ownership of that person, shares of Company common stock that are subject to stock options or other rights held by that person that are currently exercisable or that will become exercisable within sixty (60) days of March 15, 2013, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

Names and Addresses of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)		Percent of Class
FMR LLC	19,105,443	(3)	9.99%
BlackRock, Inc.	12,867,675	(4)	6.73%
David J. Aldrich	1,245,797	(5)	(*	)
Kevin L. Beebe	154,500		(*	)
Moiz M. Beguwala	118,855		(*	)
Bruce J. Freyman	198,431	(5)	(*	)
Timothy R. Furey	67,000		(*	)
Liam K. Griffin	157,966	(5)	(*	)
Balakrishnan S. Iyer	76,582		(*	)
Thomas C. Leonard	64,807		(*	)
David P. McGlade	139,500		(*	)
David J. McLachlan	82,100		(*	)
Donald W. Palette	211,055	(5)	(*	)
Robert A. Schriesheim	109,500		(*	)
All current directors and executive officers as a group (14 persons)	2,856,426	(5)	1.48%

*
Less than 1%

(1)
Unless otherwise set forth in the following notes, each person's address is the address of the Company's principal executive offices at Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801, and stockholders have sole voting and sole investment power with respect to the shares, except to the extent such power may be shared by a spouse or otherwise subject to applicable community property laws.

(2)
Includes the number of shares of Company common stock subject to stock options held by that person that are currently exercisable or will become exercisable within sixty (60) days of March 15, 2013 (the "Current Options"), as follows: Mr. Aldrich — 787,500 shares under Current Options; Mr. Beebe — 105,000 shares under Current Options; Mr. Beguwala — 60,000 shares under Current Options; Mr. Freyman — 117,500 shares under Current Options; Mr. Furey — 30,000 shares under Current Options; Mr. Griffin — 71,250 shares under Current Options; Mr. Iyer — 21,000 shares under Current Options; Mr. Leonard — 3,750 shares

 Proxy Statement

  under Current Options; Mr. McGlade — 90,000 shares under Current Options; Mr. McLachlan — 30,000 shares under Current Options; Mr. Palette — 108,750 shares under Current Options; Mr. Schriesheim — 60,000 shares under Current Options; current directors and executive officers as a group (14 persons) — 1,585,250 shares under Current Options.

(3)
Consists of shares beneficially owned by FMR LLC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as a result of its sole ownership of Fidelity Management & Research Company ("Fidelity Research") and indirect ownership of Pyramis Global Advisors Trust Company ("PGATC"). Fidelity Research, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 18,317,027 shares as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940 that hold the shares. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Research, and the Fidelity Funds each have sole power to dispose of the 18,317,027 shares owned by the funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. PGATC, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 267,674 shares as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole voting and dispositive power over 267,674 shares owned by institutional accounts managed by PGATC. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 389 shares as a result of acting as an investment adviser to various individuals. FIL Limited ("FIL") and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under Rule 13d-1(b)(1)(ii), is the beneficial owner of 520,353 shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals. Of the shares beneficially owned, FMR LLC has sole voting power with respect to 788,416 shares and sole dispositive power with respect to 19,105,443 shares. The address of Fidelity Research, Fidelity Trust and Strategic Advisers, Inc. is 82 Devonshire Street, Boston, MA 02109. The address of PGATC is 900 Salem Street, Smithfield, Rhode Island, 02917. With respect to the information relating to the FMR, LLC and its affiliated entities, the Company has relied on information supplied by FMR LLC on a Schedule 13G/A filed with the SEC on February 14, 2013.

(4)
Consists of shares beneficially owned by Blackrock, Inc. ("Blackrock") in its capacity as a parent holding company of various subsidiaries under Rule 13d-1(b)(1)(ii)(G). In a filing made by Blackrock on January 30, 2013, Blackrock reported that, in its capacity as a parent holding company or control person, it has sole power to vote and dispose of 12,867,675 shares which are held by the following of its subsidiaries: BlackRock Advisors, LLC, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock Life Limited, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Japan Co. Ltd. and BlackRock Investment Management (UK) Limited.

(5)
Includes shares held in the Company's 401(k) Savings and Investment Plan as of March 15, 2013.

 Proxy Statement

Skyworks Solutions, Inc.

PROPOSALS TO BE VOTED ON

PROPOSAL 1

ELECTION OF DIRECTORS

        Under this Proposal 1, you are being asked to consider eight nominees for election to our Board of Directors (all of our currently serving directors, except for Moiz M. Beguwala, who will not be standing for re-election) to serve until the 2014 annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The number of directors constituting the full Board of Directors is currently fixed at nine. As a result, there will be one vacancy on the Board of Directors following the Annual Meeting, which the Board may, in its discretion, fill in the future.

        The names of the eight nominees for election as directors, their current positions and offices, the year such nominee was first elected a director of the Company and their board committee memberships are set forth in the table below. All of such nominees are current Skyworks directors. Each nominee for election has agreed to serve if elected, and the Board of Directors knows of no reason why any nominee should be unable or unwilling to serve. If a nominee is unable or unwilling to serve, the attorneys-in-fact named in this Proxy Statement will vote any shares represented at the meeting by proxy for the election of another individual nominated by the Board of Directors, if any. No nominee or executive officer is related by blood, marriage or adoption to any other director, nominee or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Nominee's or Director's Name (First Year of Service as a Director)	Position(s) with the Company
David J. Aldrich (2000)	President, Chief Executive Officer and Director
Kevin L. Beebe (2004)(1)(2)	Non-Employee Director
Timothy R. Furey (1998)(2)(3)	Non-Employee Director
Balakrishnan S. Iyer (2002)(1)(3)	Non-Employee Director
David J. McLachlan (2000)(1)(3)	Non-Employee Director and Chairman of the Board
Thomas C. Leonard (1996)	Non-Employee Director
David P. McGlade (2005)(2)(3)	Non-Employee Director
Robert A. Schriesheim (2006)(1)(2)	Non-Employee Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Corporate Governance Committee

        Immediately below this proposal is biographical information about each of the director nominees, as well as the Company's other executive officers, including information regarding each director's and nominee's business experience for the past five years, and the names of other public companies for which each director or nominee has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that he should serve as a director. In addition, we believe that all of our current directors and nominees have integrity, business acumen, good judgment, knowledge of our business and industry, experience in one or more areas relevant to our business and strategy, and the willingness to devote the time needed to be an effective director.

        Directors are elected by a plurality of all votes cast for the election of directors at the meeting. As a result, under Proposal 1, the eight nominees for director who receive the most votes will be elected. Shares represented by

 Proxy Statement

all proxies received by the Board of Directors that are properly completed, but do not specify a choice as to the election of directors and are not marked as to withhold authority to vote for the nominees, will be voted FOR the election of all eight of the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE EIGHT NOMINEES IN PROPOSAL 1

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth for each director who will be standing for re-election at the Annual Meeting and each executive officer of the Company his position with the Company as of March 15, 2013:

Name	Title
David J. McLachlan	Chairman of the Board
David J. Aldrich	President, Chief Executive Officer and Director
Kevin L. Beebe	Director
Timothy R. Furey	Director
Balakrishnan S. Iyer	Director
Thomas C. Leonard	Director
David P. McGlade	Director
Robert A. Schriesheim	Director
Donald W. Palette	Vice President and Chief Financial Officer
Liam K. Griffin	Executive Vice President and Corporate General Manager
Bruce J. Freyman	Senior Vice President, Worldwide Operations
Mark V.B. Tremallo	Vice President, General Counsel and Secretary
George M. LeVan	Vice President, Human Resources

  Directors

        David J. McLachlan, age 74, has been a director since 2000 and Chairman of the Board since May 2008. Mr. McLachlan served as a senior advisor to the Chairman and Chief Executive Officer of Genzyme Corporation (a publicly traded biotechnology company) from 1999 to 2004. He also was the Executive Vice President and Chief Financial Officer of Genzyme from 1989 to 1999. Prior to joining Genzyme, Mr. McLachlan served as Vice President and Chief Financial Officer of Adams-Russell Company (an electronic component supplier and cable television franchise owner). Mr. McLachlan also serves on the Board of Directors of Dyax Corp. (a publicly traded biotechnology company) and Deltagen, Inc. (a publicly traded provider of drug discovery tools and services to the biopharmaceutical industry).

        We believe that Mr. McLachlan, the current Chairman of the Board, is qualified to serve as a director because he possesses a broad range of business experience as a result of his service as both chief financial officer and director for several public companies. In particular, Mr. McLachlan has in depth experience handling complex accounting and finance issues for a broad range of companies. He has also served on the boards and audit and governance committees of other public companies (including as chairman of the audit committee), and serves as a designated "audit committee financial expert" for Skyworks' Audit Committee. In addition, Mr. McLachlan has extensive knowledge regarding Skyworks' business, which he has acquired by serving for more than 12 years on its Board of Directors.

        David J. Aldrich, age 56, has served as President and Chief Executive Officer, and as a director of the Company since April 2000. From September 1999 to April 2000, Mr. Aldrich served as President and Chief Operating Officer. From May 1999 to September 1999, Mr. Aldrich served as Executive Vice President of the

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Skyworks Solutions, Inc.

Company, and from May 1996 to May 1999, Mr. Aldrich served as Vice President and General Manager of the semiconductor products business unit. Mr. Aldrich joined the Company in 1995 as Vice President, Chief Financial Officer and Treasurer. From 1989 to 1995, Mr. Aldrich held senior management positions at M/A-COM, Inc. (a developer and manufacturer of radio frequency and microwave semiconductors, components and IP networking solutions), including Manager of Integrated Circuits Active Products, Corporate Vice President of Strategic Planning, Director of Finance and Administration and Director of Strategic Initiatives with the Microelectronics Division. Mr. Aldrich has also served since February 2007 as a director of Belden Inc. (a publicly traded designer and manufacturer of cable products and transmission solutions).

        We believe that Mr. Aldrich, who has led Skyworks for more than 12 years, is qualified to serve as a director because of his leadership experience, his strategic decision making ability, his knowledge of the semiconductor industry and his in-depth knowledge of Skyworks' business. Mr. Aldrich brings to the Board of Directors his thorough knowledge of Skyworks' business, strategy, people, operations, competition, financial position and investors. Further, as a result of his service as a director for Belden, Inc., a multi-national public company, Mr. Aldrich provides the Board of Directors with another organizational perspective and other cross-board experience.

        Kevin L. Beebe, age 53, has been a director since January 2004. Since November 2007, he has been President and Chief Executive Officer of 2BPartners, LLC (a partnership that provides strategic, financial and operational advice to private equity investors and management). Previously, beginning in 1998, he was Group President of Operations at ALLTEL Corporation, a telecommunications services company. From 1996 to 1998, Mr. Beebe served as Executive Vice President of Operations for 360° Communications Co., a wireless communication company. He has held a variety of executive and senior management positions at several divisions of Sprint, including Vice President of Operations and Vice President of Marketing and Administration for Sprint Cellular, Director of Marketing for Sprint North Central Division, Director of Engineering and Operations Staff and Director of Product Management and Business Development for Sprint Southeast Division, as well as Staff Director of Product Services at Sprint Corporation. Mr. Beebe began his career at AT&T/Southwestern Bell as a Manager. Mr. Beebe also serves as a director for SBA Communications Corporation (a publicly traded operator of wireless communications towers in North and Central America), NII Holdings, Inc. (a publicly traded provider of wireless telecommunications services in Latin America), Sting Communications (a privately held broadband network provider) and Syniverse Technologies, Inc. (a privately held provider of support services for wireless carriers).

        We believe that Mr. Beebe is qualified to serve as a director because of his 16 years experience as an operating executive in the wireless telecommunications industry. For example, as Group President of Operations at ALLTEL, he was instrumental in expanding ALLTEL's higher margin retail business, which significantly enhanced ALLTEL's competitive position in a dynamic, consolidating industry. In addition, as Chief Executive Officer of 2BPartners, LLC, Mr. Beebe continues to gain a broad range of business experience and to build business relationships by advising leading private equity firms that are transacting business in the global capital markets. Mr. Beebe provides cross-board experience by serving as a director for several public and private companies (including service on both audit and governance committees). Further, Mr. Beebe has served as a director of Skyworks since 2004 and has gained significant familiarity with Skyworks' business.

        Timothy R. Furey, age 54, has been a director since 1998. He has been Chief Executive Officer of MarketBridge (a privately owned sales and marketing strategy and technology professional services firm) since 1991. MarketBridge's clients include organizations such as IBM, British Telecom and other global Fortune 500 companies selling complex technology products and services into both OEM and end-user markets. Mr. Furey also serves as Chairman of Technology Marketing Group, a private investment firm focused on emerging growth companies. Prior to 1991, Mr. Furey held a variety of consulting positions with Boston Consulting Group, Strategic Planning Associates, Kaiser Associates and the Marketing Science Institute.

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        We believe that Mr. Furey is qualified to serve as a director because his experience as Chief Executive Officer of MarketBridge, as well as his engagements with MarketBridge's clients (many of which are Fortune 500 companies), provide him with a broad range of knowledge regarding business operations and growth strategies. In addition, Mr. Furey has extensive knowledge regarding Skyworks' business, which he has acquired through over 14 years of service on the Board of Directors, including, for the past 9 years, as the Chairman of the Compensation Committee.

        Balakrishnan S. Iyer, age 56, has been a director since June 2002. He served as Senior Vice President and Chief Financial Officer of Conexant Systems, Inc. from October 1998 to June 2003, and was a director of Conexant from February 2002 until April 2011. Prior to joining Conexant, Mr. Iyer served as Senior Vice President and Chief Financial Officer of VLSI Technology Inc. Prior to that, he was Corporate Controller for Cypress Semiconductor Corp. and Director of Finance for Advanced Micro Devices, Inc. Mr. Iyer serves on the Board of Directors of Life Technologies Corp., Power Integrations, Inc., QLogic Corporation, and IHS Inc. (each a publicly traded company).

        We believe that Mr. Iyer is qualified to serve as a director because his experience as an executive officer of companies in the technology industry provides him with leadership, strategic and financial experience. Through his experiences as a director at the public companies listed above (including as a member of certain audit, governance and compensation committees) he provides the Board with significant financial expertise as a designated "audit committee financial expert" for Skyworks' Audit Committee, bringing specific application to our industry, as well as a broad understanding of corporate governance topics.

        Thomas C. Leonard, age 78, has been a director since August 1996. From April 2000 until June 2002, he served as Chairman of the Board of the Company, and from September 1999 to April 2000, he served the Company as Chief Executive Officer. From July 1996 to September 1999, he served as President and Chief Executive Officer. Mr. Leonard joined the Company in 1992 as a Division General Manager and was elected a Vice President in 1994. Mr. Leonard has over 30 years of experience in the microwave industry, having held a variety of executive and senior level management and marketing positions at M/A-COM, Inc., Varian Associates, Inc. and Sylvania.

        We believe that Mr. Leonard is qualified to serve as a director because of his experience in the technology industry in a variety of leadership and key operational positions, which have allowed him to accumulate knowledge in operational management and corporate strategy. In addition, Mr. Leonard has extensive knowledge regarding Skyworks' business, which he has acquired by serving on the Board of Directors for over 16 years, and as Skyworks' Chief Executive Officer from July 1996 to April 2000.

        David P. McGlade, age 52, has been a director since February 2005. He currently serves as the Chief Executive Officer and Deputy Chairman of Intelsat Global S.A. (a privately held worldwide provider of fixed satellite services). Previously, Mr. McGlade served as an Executive Director of mmO2 PLC and as the Chief Executive Officer of O2 UK (a subsidiary of mmO2), a position he held from October 2000 until March 2005. Before joining O2 UK, Mr. McGlade was President of the Western Region for Sprint PCS.

        We believe that Mr. McGlade is qualified to serve as a director because of his 29 years of experience in the telecommunications business, which have allowed him to acquire significant operational, strategic and financial business acumen. Most recently, as a result of his work as the Chief Executive Officer of Intelsat, a private equity-owned operator of a network of commercial communications satellites and terrestrial connections, Mr. McGlade gained significant leadership and operational experience, as well as knowledge about the global capital markets.

        Robert A. Schriesheim, age 52, has been a director since 2006. He has been Executive Vice President and Chief Financial Officer of Sears Holdings since August 2011. From January 2010 to October 2010, Mr. Schriesheim was Chief Financial Officer and Principal Financial Officer of Hewitt Associates, Inc. (a global human resources consulting and outsourcing company that was acquired by Aon Corporation). From October 2006 until December 2009, he was the Executive Vice President, Chief Financial Officer and Principal Financial Officer of Lawson

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Skyworks Solutions, Inc.

Software, Inc. (a publicly traded ERP software provider). From August 2002 to October 2006, he was affiliated with ARCH Development Partners, LLC, a seed stage venture capital fund. Before joining ARCH, Mr. Schriesheim held executive positions at Global TeleSystems ("GTS"), SBC Equity Partners, Ameritech, AC Nielsen, and Brooke Group Ltd. In 2001, to facilitate the sale of GTS, Mr. Schriesheim led it through a pre-arranged filing under Chapter 11 of the United States Bankruptcy Code ("U.S.B.C.") and, in prearranged proceedings, a petition for surseance (moratorium), offering a composition, in the Netherlands. All such proceedings were approved, confirmed and completed by March 31, 2002 as part of the sale of the company. Mr. Schriesheim was also a director of Lawson Software, Inc. until its sale in July of 2011. In addition, from 2004 until 2007, he was also a director of Dobson Communications Corp. (a former publicly traded wireless services communications company that was acquired by AT&T Inc.) and from 2007 until 2009 he served as a director of MSC Software Corp. (a former publicly traded provider of integrated simulation solutions for designing and testing manufactured products that was acquired by Symphony Technology Group).

        We believe that Mr. Schriesheim is qualified to serve as a director because of his extensive knowledge of the capital markets, experience with corporate financial capital structures and long history of evaluating and structuring merger and acquisition transactions within the technology sector. Mr. Schriesheim also has significant experience, as a senior executive and director in both public and private companies in the technology sector, leading companies through major strategic and financial corporate transformations while doing business in the global marketplace. He also serves as a designated "audit committee financial expert" for Skyworks' Audit Committee.

        In addition to the information presented above regarding each director's specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that he should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. They have each demonstrated business acumen, an ability to exercise sound judgment and a commitment of service to Skyworks.

  Executive Officers (other than President and Chief Executive Officer)

        Donald W. Palette, age 55, joined the Company as Vice President and Chief Financial Officer of Skyworks in August 2007. Previously, from May 2005 until August 2007, Mr. Palette served as Senior Vice President, Finance and Controller of Axcelis Technologies, Inc. (a publicly traded semiconductor equipment manufacturer). Prior to May 2005, he was Axcelis' Controller beginning in 1999, Director of Finance beginning August 2000, and Vice President and Treasurer beginning in 2003. Before joining Axcelis in 1999, Mr. Palette was Controller of Financial Reporting/Operations for Simplex, a leading manufacturer of fire protection and security systems. Prior to that, Mr. Palette was Director of Finance for Bell & Howell's Mail Processing Company, a leading manufacturer of high speed mail insertion and sorting equipment.

        Liam K. Griffin, age 46, joined the Company in August 2001 and has served as Executive Vice President and Corporate General Manager since November 2012. He also served as Executive Vice President and General Manager, High Performance Analog from May 2011 to November 2012, and Senior Vice President, Sales and Marketing from August 2001 through May 2011. Previously, Mr. Griffin was employed by Vectron International, a division of Dover Corp., as Vice President of Worldwide Sales from 1997 to 2001, and as Vice President of North American Sales from 1995 to 1997. His prior experience included positions as a Marketing Manager at AT&T Microelectronics, Inc. and Product and Process Engineer at AT&T Network Systems. Mr. Griffin also serves as a director of Vicor Corp. (a publicly traded designer, developer, manufacturer and marketer of modular power components and complete power systems).

        Bruce J. Freyman, age 52, joined the Company in May 2005 and serves as Senior Vice President, Worldwide Operations. Previously, he served as President and Chief Operating Officer of Amkor Technology and also held various senior management positions, including Executive Vice President of Operations from 2001 to 2004. Earlier,

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Mr. Freyman spent 10 years with Motorola managing their semiconductor packaging operations for portable communications products.

        Mark V.B. Tremallo, age 56, joined the Company in April 2004 and serves as Vice President, General Counsel and Secretary. Previously, from January 2003 to April 2004, Mr. Tremallo was Senior Vice President and General Counsel at TAC Worldwide Companies (a technical workforce solutions provider). Prior to TAC, from May 1997 to May 2002, he was Vice President, General Counsel and Secretary at Acterna Corp. (a global communications test equipment and solutions provider that filed a voluntary petition for reorganization under Chapter 11 of the U.S.B.C. on May 6, 2003). Earlier, Mr. Tremallo served as Vice President, General Counsel and Secretary at Cabot Safety Corporation.

        George M. LeVan, age 67, has served as Vice President, Human Resources since June 2002. Previously, Mr. LeVan served as Director, Human Resources, from 1991 to 2002 and has managed the human resource department since joining the Company in 1982. Prior to 1982, Mr. LeVan held human resources positions at Data Terminal Systems, Inc., W.R. Grace & Co., Compo Industries, Inc. and RCA.

CORPORATE GOVERNANCE

  General

        Board of Director Meetings.    The Board of Directors met five (5) times during the fiscal year ended September 28, 2012 ("fiscal year 2012"). Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served during fiscal year 2012. The Company's policy with respect to board members' attendance at the annual meeting is available on the Investor Relations portion of the Company's website at: http://www.skyworksinc.com (see Corporate Governance Guidelines).

        Director Independence.    Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of the applicable Listing Rules of the NASDAQ Stock Market LLC (the "NASDAQ Rules") and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which a member of the Company's Board of Directors is a director or executive officer. After evaluating these factors, the Board of Directors has determined that a majority of the members of the Board of Directors, namely, Kevin L. Beebe, Moiz M. Beguwala, Timothy R. Furey, Balakrishnan S. Iyer, Thomas C. Leonard, David J. McLachlan, David P. McGlade and Robert A. Schriesheim, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director and are independent directors of the Company under applicable NASDAQ Rules.

        Corporate Governance Guidelines.    The Board of Directors has adopted corporate governance practices to help fulfill its responsibilities to the stockholders in overseeing the work of management and the Company's business results. These guidelines are intended to ensure that the Board of Directors has the necessary authority and practices in place to review and evaluate the Company's business operations, as needed, and to make decisions that are independent of the Company's management. In addition, the guidelines are intended to align the interests of directors and management with those of the Company's stockholders. A copy of the Company's Corporate Governance Guidelines is available on the Investor Relations portion of the Company's website at: http://www.skyworksinc.com.

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        In accordance with these Corporate Governance Guidelines, independent members of the Board of Directors of the Company met in executive session without management present five (5) times during fiscal year 2012. The Chairman of the Board serves as presiding director for these meetings.

        Stockholder Communications.    Our stockholders may communicate directly with the Board of Directors as a whole or to individual directors by writing directly to those individuals at the following address: c/o Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801. The Company will forward to each director to whom such communication is addressed, and to the Chairman of the Board in his capacity as representative of the entire Board of Directors, any mail received at the Company's corporate office to the address specified by such director and the Chairman of the Board.

        Codes of Ethics.    We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, as well as a Code of Ethics for Principal Financial Officers. The Code of Business Conduct and Ethics applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We make available the Code of Business Conduct and Ethics free of charge through our website, which is located at http://www.skyworksinc.com. We intend to disclose any amendments to, or waivers from, our Code of Business Conduct and Ethics that are required to be publicly disclosed pursuant to rules of the SEC and the NASDAQ Rules by posting any such amendment or waivers on our website and disclosing any such waivers in a Form 8-K filed with the SEC.

        Executive Officer and Director Stock Ownership Requirements.    As described in detail in our Compensation, Discussion and Analysis below, we have adopted Executive Officer and Director Stock Ownership programs that require our executive officers (including our Named Executive Officers) and non-employee directors to hold a significant equity interest in Skyworks with the objective of more closely aligning the interests of our executive officers and directors with those of our stockholders. As of March 15, 2013, all of our Named Executive Officers and directors were in compliance with the stock ownership requirements.

        Board Leadership Structure.    Our Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has determined that the roles of Chairman of the Board and Chief Executive Officer should be separated at the current time. Accordingly, our Board of Directors has appointed Mr. McLachlan, an independent director within the meaning of applicable NASDAQ Rules (see "Director Independence" above), as the Chairman of the Board of Directors. Mr. McLachlan's duties as Chairman of the Board include the following:

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  Chairing meetings of the independent directors in executive session.

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  Facilitating communications between other members of our Board of Directors and the Chief Executive Officer.

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  Preparing or approving the agenda for each Board meeting.

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  Determining the frequency and length of Board meetings and recommending when special meetings of our Board should be held.

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  Reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our Board.

        Our Board decided to separate the roles of Chairman and Chief Executive Officer because it believes that this leadership structure offers the following benefits:

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  Increase the independent oversight of the Company and enhance our Board's objective evaluation of our Chief Executive Officer.

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  Free the Chief Executive Officer to focus on company operations instead of Board administration.

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  Provide the Chief Executive Officer with an experienced sounding board.

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  Provide greater opportunities for communication between stockholders and our Board.

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  Enhance the independent and objective assessment of risk by our Board.

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  Provide an independent spokesman for the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

        Audit Committee:    We have established an Audit Committee comprised of the following individuals, each of whom qualifies as independent within the meaning of applicable NASDAQ Rules and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act: Messrs. Schriesheim (Chairman), Beebe, Iyer, Beguwala and McLachlan.

        The primary responsibility of the Audit Committee is the oversight of the quality and integrity of the Company's financial statements, the Company's internal financial and accounting processes, and the independent audit process. Additionally, the Audit Committee has the responsibilities and authority necessary to comply with Rule 10A-3 under the Exchange Act. The Audit Committee meets privately with the independent registered public accounting firm, reviews their performance and independence from management and has the sole authority to retain and dismiss the independent registered public accounting firm. These and other aspects of the Audit Committee's authority are more particularly described in the Company's Audit Committee Charter, which the Board of Directors adopted and is reviewed annually by the committee and is available on the Investor Relations portion of our website at: http://www.skyworksinc.com.

        The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, KPMG LLP. The policy requires that all services provided by KPMG LLP, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by KPMG LLP for fiscal year 2012. The Audit Committee met nine (9) times during fiscal year 2012.

        Audit Committee Financial Expert:    The Board of Directors has determined that each of Mr. Schriesheim (Chairman), Mr. Iyer and Mr. McLachlan, meets the qualifications of an "audit committee financial expert" under SEC Rules and the qualifications of "financial sophistication" under the applicable NASDAQ Rules, and qualifies as "independent" as defined under the applicable NASDAQ Rules.

        Compensation Committee:    We have established a Compensation Committee comprised of the following individuals, each of whom qualifies as independent within the meaning of applicable NASDAQ Rules: Messrs. Furey (Chairman), Beebe, McGlade and Schriesheim. The Compensation Committee met five (5) times during fiscal year 2012. The functions of the Compensation Committee include establishing the appropriate level of compensation, including short and long-term incentive compensation of the Chief Executive Officer, all other executive officers and any other officers or employees who report directly to the Chief Executive Officer. The Compensation Committee also administers Skyworks' equity-based compensation plans. The Board of Directors has adopted a written charter for the Compensation Committee, and it is available on the Investor Relations portion of the Company's website at: http://www.skyworksinc.com.

        The Compensation Committee has engaged Aon/Radford Consulting to assist it in determining the components and amounts of executive compensation. The consultant reports directly to the Compensation

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Skyworks Solutions, Inc.

Committee, through its chairman, and the Compensation Committee retains the right to terminate or replace the consultant at any time.

        The process and procedures followed by the Compensation Committee in considering and determining executive and director compensation are described below under the heading "Compensation Discussion and Analysis."

        Nominating and Corporate Governance Committee:    The members of the Nominating and Corporate Governance Committee, each of whom the Board of Directors has determined is independent within the meaning of applicable NASDAQ Rules, are Messrs. Iyer (Chairman), Beguwala, Furey, McGlade, and McLachlan. The Nominating and Corporate Governance Committee met two (2) times during fiscal year 2012. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors and its committees, including any recommendations that may be submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of the corporate governance policies. These and other aspects of the Nominating and Corporate Governance Committee's authority are more particularly described in the Nominating and Corporate Governance Committee Charter, which the Board of Directors adopted and is available on the Investor Relations portion of the Company's website at: http://www.skyworksinc.com.

        Director Nomination Procedures:    The Nominating and Corporate Governance Committee evaluates director candidates in the context of the overall composition and needs of the Board of Directors, with the objective of recommending a group that can best manage the business and affairs of the Company and represent the interests of the Company's stockholders using its diversity of experience. The committee seeks directors who possess certain minimum qualifications, including the following:

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  A director must have substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

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  A director (other than an employee-director) must be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors or of a Board committee.

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  The committee also considers the following qualities and skills, among others, in its selection of directors and as candidates for appointment to the committees of the Board of Directors:

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  Economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

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  Leadership or substantial achievement in their particular fields;

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  Demonstrated ability to exercise sound business judgment;

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  Integrity and high moral and ethical character;

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  Potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

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  Capacity and desire to represent the balanced, best interests of the Company as a whole and not primarily a special interest group or constituency;

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  Ability to work well with others;

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  High degree of interest in the business of the Company;

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  Dedication to the success of the Company;

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    Commitment to the responsibilities of a director; and

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    International business or professional experience.

        The committee does not have a formal policy with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds in order to better inform its decisions. The committee will also take into account the fact that a majority of the Board of Directors must meet the independence requirements of the applicable NASDAQ Rules. The Company expects that a director's existing and future commitments will not materially interfere with such director's obligations to the Company. For candidates who are incumbent directors, the committee considers each director's past attendance at meetings and participation in and contributions to the activities of the Board of Directors. The committee identifies candidates for director nominees in consultation with the Chief Executive Officer of the Company and the Chairman of the Board of Directors, through the use of search firms or other advisors or through such other methods as the committee deems to be helpful to identify candidates. Once candidates have been identified, the committee confirms that the candidates meet all of the minimum qualifications for director nominees set forth above through interviews, background checks, or any other means that the committee deems to be helpful in the evaluation process. The committee then meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the committee recommends candidates for director nominees for election to the Board of Directors.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided the stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise. To date, the Nominating and Corporate Governance Committee has not received a recommendation for a director nominee from any stockholder of the Company.

        Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors in 2014 may do so in accordance with the provisions of our By-Laws by submitting a written recommendation to our Corporate Secretary at the address noted above no earlier than January 7, 2014 and no later than February 6, 2014. In the event that the 2014 annual meeting is held more than thirty (30) days before or after the first anniversary of the Company's 2013 annual meeting, then the required notice must be delivered in writing to the Secretary of the Company at the address above no earlier than 120 days prior to the date of the 2014 annual meeting and no later than the later of 90 days prior to the 2014 annual meeting or the 10th day following the day on which the public announcement of the date of the 2014 annual meeting is first made by the Company. For nominees for election to the Board of Directors proposed by stockholders to be considered, the recommendation for nomination must be in writing and must include the following information:

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  Name of the stockholder, whether an entity or an individual, making the recommendation;

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  A written statement disclosing such stockholder's beneficial ownership of the Company's capital stock;

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  Name of the individual recommended for consideration as a director nominee;

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  A written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;

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  A written statement from the stockholder making the recommendation stating how the recommended candidate meets the independence requirements established by the SEC and the applicable NASDAQ Rules;

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  A written statement disclosing the recommended candidate's beneficial ownership of the Company's capital stock; and

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Skyworks Solutions, Inc.

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  A written statement disclosing relationships between the recommended candidate and the Company which may constitute a conflict of interest.

        Nominations may be sent to the attention of the committee via U.S. mail or expedited delivery service to Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, Massachusetts 01801, Attn: Nominating and Corporate Governance Committee, c/o Secretary of Skyworks Solutions, Inc.

ROLE OF THE BOARD IN RISK OVERSIGHT

        Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, capital allocation, organizational structure, certain operational risks and acquisitions; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks; our Compensation Committee oversees risk management activities relating to our compensation policies and practices as well as management succession planning; and our Nominating and Corporate Governance Committee oversees risk management activities relating to Board composition. Each committee reports to the Board of Directors on a regular basis, including reports with respect to the committee's risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the Board of Directors discuss particular risks.

        Our Compensation Committee does not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. Our Compensation Committee believes that any such risks are mitigated by:

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  The multiple elements of our compensation packages, including base salary, our annual short-term incentive compensation plan and (for our executive officer and other key employees) equity awards that vest (or are issuable) over multiple years and are intended to motivate employees to take a long-term view of our business.

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  The structure of our short-term incentive compensation plan (described in greater detail in this Proxy Statement under the heading "Compensation Discussion and Analysis"), which is based on (i) a number of different financial and operating performance metrics to avoid employees placing undue emphasis on any particular performance metric at the expense of other aspects of our business, and (ii) performance targets that we believe are appropriately aggressive yet will not require undue risk-taking to achieve. Our short-term incentive compensation plan provides for payments to be made to participants bi-annually based on the achievement of certain performance goals, but features a mechanism whereby actual payments for the first six month performance period are capped at 80% of the award earned, with 20% of the award held back until the end of the fiscal year to ensure sustained financial performance. If the level of financial performance in the first half of the year is not sustained into the second half of the year, then the 20% withheld will not be paid out to the participant. Further, the structure of the short-term incentive compensation plan aids in driving sustained long-term financial performance as the goals and targets from the prior year's plan are significant factors used in determining goals for the current year's plan.

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 PROPOSAL 2

APPROVAL OF THE COMPANY'S AMENDED AND RESTATED
2005 LONG-TERM INCENTIVE PLAN, AS AMENDED

Introduction

  Background

        During the second quarter of our 2013 fiscal year, upon the recommendation of the Compensation Committee, the Board of Directors approved several amendments to the Company's Amended and Restated 2005 Long-Term Incentive Plan (we refer to the plan as it was amended until these most recent amendments as the "2005 LTIP") which:

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  provide that shares of our common stock used to pay the exercise price for an award or to satisfy tax withholding obligations with respect to an award will not be added back to the number of shares available for the grant of new awards under the 2005 LTIP;

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  confirm that if we purchase shares in the market with the proceeds we receive in connection with the exercise of an award granted under the 2005 LTIP, such shares will not be added to the shares available for the grant of new awards under the 2005 LTIP;

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  confirm that the number of shares of common stock under the 2005 LTIP will be reduced when a stock appreciation right is exercised for stock based on the percentage of the stock appreciation right that is exercised and not just by the number of shares issued;

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  prohibit the Board from permitting payment of the exercise price of a stock option with a promissory note;

  •
  broaden and clarify the limitations on our ability to take any action that could constitute a repricing of a stock option or stock appreciation right;

  •
  limit the maximum term of stock appreciation rights to seven (7) years;

  •
  require that dividends or dividend equivalents granted with respect to restricted stock and restricted stock units, respectively, not be paid until the applicable award vests (i.e., the award is no longer subject to forfeitability provisions and contractual restrictions on transfer and, in the case of restricted stock units, the shares have been delivered);

  •
  expand the provisions related to compliance with Section 409A of the Internal Revenue Code, or the Code;

  •
  increase the number of shares of our common stock available for awards under the 2005 LTIP by 10.8 million shares; and

  •
  extend the term during which awards may be made under the 2005 LTIP until December 31, 2017.

        The last two amendments in the bullet point list above, which were approved by the Board of Directors, require the approval of our stockholders in order to become effective. As a result, we are asking our stockholders to approve the 2005 LTIP as so amended (we refer to the 2005 LTIP as amended by the amendments in the bulleted list above as the "Amended 2005 LTIP") for the purposes of approving the amendments that (i) increase the number of shares of our common stock available for awards under the 2005 LTIP by 10.8 million shares and (ii) extend the term during which awards may be made under the 2005 LTIP until December 31, 2017. Approval of the Amended 2005 LTIP will also constitute approval of the provisions in the 2005 LTIP that establish the parameters for performance-based compensation that is intended to be exempt from the deduction limitations under Section 162(m) of the Code.

  General

        The Board of Directors believes that the continued growth and financial performance of the Company depends, in large part, on its ability to maintain a competitive position by attracting, retaining and motivating key

 Proxy Statement

Skyworks Solutions, Inc.

employees with experience and ability. The Company believes that its stock-based compensation programs, including the 2005 LTIP, are central to this objective. The Company anticipates that the shares currently available under our existing equity incentive plans will be insufficient to meet our needs beyond next year, thus impairing our ability to attract and retain key employees through the grant of stock-based awards.

        Under the 2005 LTIP, we are currently authorized to grant awards that would result in us issuing up to an aggregate of (i) 41.75 million shares of our common stock plus (ii) such additional number shares of our common stock (up to 15 million) equal to the sum of (x) the number of shares of our common stock reserved for issuance under our 1999 Employee Long-Term Incentive Plan (the "1999 Plan") that remained available for grant as of April 26, 2009 (approximately 846,000 shares), and (y) the number of shares of our common stock subject to awards granted under the 1999 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original purchase price pursuant to a contractual repurchase right after April 26, 2009. Since April 26, 2009, approximately 538,000 shares that were issuable pursuant to awards originally granted under the 1999 plan that subsequently expired or were terminated, cancelled, surrendered, forfeited or repurchased have been made available for grant under the 2005 LTIP. Approximately 2.2 million shares of our common stock issuable pursuant to stock options granted under the 1999 Plan remain outstanding and could also become available under the 2005 LTIP to the extent that such stock options expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased.

        Our 2005 Long-Term Incentive Plan was adopted on April 28, 2005 and was amended and restated on May 12, 2009. The Amended and Restated 2005 Long-Term Incentive Plan was amended on May 11, 2011. As of March 1, 2013, there were 5.85 million shares of our common stock available for future awards under the 2005 LTIP. Accordingly, in 2013, the Board of Directors adopted, subject to stockholder approval, an amendment to the 2005 LTIP to increase the number of shares of our common stock available for issuance pursuant to awards granted under the plan by 10.8 million.

        As of March 1, 2013, we had, under the 2005 LTIP, (i) 9.24 million shares reserved for issuance pursuant to outstanding stock options, with a weighted average exercise price of $18.49 and a weighted average life of 4.80 years, (ii) 2.00 million issued but unvested shares of restricted common stock and (iii) 2.55 million unissued shares of common stock under performance share awards for which the performance periods have not yet lapsed. As of March 1, 2013, we had, under all of our equity incentive plans (other than our 2002 Employee Stock Purchase Plan) an aggregate of, (i) 12.19 million shares reserved for issuance pursuant to outstanding stock options, with a weighted average exercise price of $16.25 and a weighted average life of 4.48 years, (ii) 2.24 million issued but unvested shares of restricted common stock and (iii) 2.55 million unissued shares of common stock under performance share awards for which the performance periods have not yet lapsed. As of March 1, 2013, the only equity incentive plans under which we are able to grant additional awards are the 2005 LTIP, the 2008 Director Long-Term Incentive Plan and the 2002 Employee Stock Purchase Plan. As of March 1, 2013, there were 876,000 shares of our common stock available for future awards under the 2008 Director Long-Term Incentive Plan.

  Proposed Amendments for Stockholder Approval

        We are asking stockholders to approve the Amended 2005 LTIP to (i) increase the number of shares of our common stock available for awards under the 2005 LTIP by 10.8 million shares and (ii) extend the term during which awards may be made under the 2005 LTIP until December 31, 2017.

        Because of the fungible share counting provisions set forth in the Amended 2005 LTIP (described below), depending on the mix of "full value" awards (i.e., an award other than a nonqualified stock option or stock appreciation right, each with up to a seven year term) and stock options awarded under the plan, the additional dilution resulting from the proposed 10.8 million increase in the number of shares of common stock available for issuance under the plan would range from 5.7% to a maximum of 8.5% (based on the number of shares outstanding as of March 1, 2013).

 Proxy Statement

        By approving the Amended 2005 LTIP, stockholders will also be approving the plan for purposes of Section 162(m) of the Code, or Section 162(m). The Amended 2005 LTIP allows for awards to be structured in a manner that is intended to satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m). In general, under Section 162(m), in order for us to be able to deduct compensation in excess of $1,000,000 paid in any one year to our chief executive officer or any of our three other most highly compensated executive officers (other than the Company's chief financial officer), that excess compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the "material terms" of the performance goals under which compensation may be paid to our executives be disclosed to and approved by our stockholders every five years. For purposes of Section 162(m), the "material terms" include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Each of these aspects is discussed below, and stockholder approval of this Proposal 2 will constitute approval of each of these aspects of the Amended 2005 LTIP for purposes of the approval requirements of Section 162(m) beyond the current expiration of such approval in 2016. While the Amended 2005 LTIP will allow the Company to grant Awards that are intended to be exempt from Section 162(m), the Compensation Committee may, in its judgment, grant Awards under the plan that are not exempt from Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent and are in the best interests of our stockholders.

        We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. Therefore, we consider approval of the Amended 2005 LTIP vital to our future success.

Description of the Amended 2005 LTIP

        Below is a brief summary of the Amended 2005 LTIP. The full text of the Amended 2005 LTIP is attached as Exhibit A to the electronic copy of this Proxy Statement that is filed with the SEC (accessible via www.sec.gov) and may also be accessed from our website (www.skyworksinc.com). In addition, a copy of the Amended 2005 LTIP may be obtained from the Secretary of the Company. The summary of the Amended 2005 LTIP set forth below assumes the approval of the amendment and is qualified in its entirety by reference to the Amended 2005 LTIP.

  General

        The Amended 2005 LTIP, among other things;

  •
  prohibits the granting of stock options or stock appreciation rights with an exercise or base price below the fair market value of the common stock on the grant date;

  •
  provides for "fungible share counting" with respect to the shares available for issuance under the plan, which means that the issuance of any "full value" award (i.e., any award made under the plan other than a nonqualified stock option or stock appreciation right, each has up to a seven year term) will reduce the pool of available shares by 1.5 shares with respect to each one share that is subject to such award (as a result, if the Amended 2005 LTIP is approved, assuming that the Company only grants awards of a type other than nonqualified stock options with up to a seven year term with respect to the additional 10.8 million shares made available by the amendment, a maximum of only 7.2 million additional shares of common stock could be actually issued pursuant to such other awards);

  •
  prohibits reducing the exercise price of a stock option or stock appreciation right or taking any other action that could constitute a repricing, without first obtaining stockholder approval; and

  •
  does not include any "evergreen" or "reload" provisions.

 Proxy Statement

Skyworks Solutions, Inc.

        The 2008 Director Long-Term Incentive Plan is also a fungible plan where any "full value" award (i.e., any award made under the plan other than a nonqualified stock option) will reduce the pool of available shares by 1.5 shares with respect to each one share that is subject to such award.

  Types of Awards

        The Amended 2005 LTIP provides for the grant of nonqualified stock options, restricted stock awards, stock appreciation rights and other stock unit awards, including the grant of shares based upon certain conditions such as performance-based conditions (collectively, "Awards").

        Nonqualified Stock Options.    Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price that is no less than 100% of the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of seven (7) years. The Amended 2005 LTIP permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) surrender of shares of our common stock, (iii) any other lawful means permitted by the Board of Directors, or (iv) any combination of these forms of payment. No option granted under the Amended 2005 LTIP may contain any provision entitling the optionee to the automatic grant of additional options in connection with any exercise of the original option.

        Restricted Stock Awards.    Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase (or require forfeiture of) all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Instead of issuing common stock that is subject to repurchase, the Board of Directors may grant Awards known as restricted stock units that entitle recipients to receive unrestricted shares of common stock in the event that the conditions specified in the applicable Award are satisfied prior to the end of the applicable restriction period established for such Award. No dividends or dividend equivalents will be paid with respect to restricted stock or restricted stock units, respectively, unless and until the Award vests and becomes free from contractual transferability restrictions and forfeitability provisions, and, in the case of restricted stock units, the shares are delivered.

        Stock Appreciation Rights.    Stock appreciation rights entitle recipients to receive common stock determined in whole or in part by reference to the appreciation in the value of the common stock over the value of our common stock on the date of grant of the stock appreciation right. Stock appreciation rights must have a base price that is at least equal to the fair market value of the common stock on the grant date and may have a term of no greater than seven (7) years. Stock appreciation rights will be settled by the delivery of shares of common stock. Stock appreciation rights may be issued in tandem with options or as stand-alone rights.

        Other Stock Unit Awards.    Under the Amended 2005 LTIP, the Board of Directors has the right to grant other Awards of shares of our common stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, our common stock or other property. Other Stock Unit Awards have such terms and conditions as the Board of Directors may determine, including performance-based conditions. Other stock unit awards are available as a form of payment in settlement of other Awards granted under the plan or as payment in lieu of compensation to which a recipient is otherwise entitled. Other stock unit awards may be paid in common stock or cash, as determined by the Board of Directors.

        Performance Conditions.    A restricted stock award, restricted unit award or other stock unit award granted under the Amended 2005 LTIP may be made subject to achievement of performance goals. Performance awards may also provide for cash payments of up to $1.5 million per fiscal year per individual. For grants of performance awards intended to qualify as "performance-based compensation" under Section 162(m), the Compensation Committee will specify that the granting, vesting and/or payout of such Awards will be subject to the achievement

 Proxy Statement

of one or more objective performance measures established by the Compensation Committee, which will be based on the relative or absolute attainment of specified levels of any one or combination of the following: (a) revenue (b) net income (loss), (c) operating income (loss), (d) gross profit, (e) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (f) operating profit before or after discontinued operations, interest, taxes, depreciation and/or amortization, (g) earnings (loss) per share, (h) net cash flow, (i) cash flow from operations, (j) revenue growth, (k) earnings growth, (l) gross margins, (m) operating margins, (n) net margins, (o) inventory management, (p) working capital, (q) return on sales, assets, equity or investment, (r) cash or cash equivalent position, (s) achievement of balance sheet or income statement objectives, (t) total stockholder return, (u) stock price, (v) completion of strategic acquisitions/dispositions, (w) manufacturing efficiency, (x) product quality, (y) customer satisfaction, (z) market share and (aa) improvement in financial ratings. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary and/or non-recurring items, (ii) the cumulative effects of changes in accounting principles, (iii) gains or losses on the disposition of discontinued operations, (iv) the writedown of any asset, (v) charges for restructuring and rationalization programs, (vi) amortization of purchased intangibles associated with acquisitions, (vii) compensation expenses related to acquisitions, (viii) other acquisition related expenses, (ix) impairment charges, (x) gain or loss on minority equity investments, (xi) non-cash income tax expenses and (xii) equity-based compensation expenses. Such performance goals: (A) may vary by Participant and may be different for different Awards; (B) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Compensation Committee; and (C) will be set by the Compensation Committee within the time period prescribed by, and will otherwise be structured in a manner that is intended to comply with the requirements of, Section 162(m) related to performance-based compensation. The Compensation Committee may adjust downwards, but not upwards, the cash or number of shares of common stock payable pursuant to the Award and may not waive the achievement of the applicable performance measures, except in the case of death or disability of the recipient or a change in control of the Company. Awards that are not intended to qualify (or even if intended to qualify, but found not to qualify) as performance-based compensation may be based on these or such other performance measures as the Board may determine.

  Transferability of Awards

        Except as the Board of Directors may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the participant, may only be exercisable by the participant.

  Eligibility to Receive Awards

        Employees, officers, consultants and advisors of the Company and its subsidiaries, and of other business ventures in which the Company has a controlling interest, are eligible to be granted Awards under the Amended 2005 LTIP. The maximum number of shares with respect to which Awards may be granted to any participant under the Amended 2005 LTIP is 1,500,000 shares per calendar year. The maximum amount of cash that can be paid pursuant to a cash-based award under the Amended 2005 LTIP is $1.5 million per fiscal year per person.

  New Plan Benefits

        As of March 1, 2013, approximately 4,500 persons were eligible to receive Awards under the Amended 2005 LTIP, including the Company's six (6) executive officers. The granting of Awards under the Amended 2005 LTIP is discretionary, and we cannot now determine the number or type of Awards that will be in the future granted to or received by any particular person or group. We are also unable to determine the benefits or amounts that would have been received by any particular person or group as of the last completed fiscal year, assuming for such purposes that

 Proxy Statement

Skyworks Solutions, Inc.

the Amended 2005 LTIP was then in effect as award grants under the 2005 LTIP are discretionary and the changes made in the Amended 2005 LTIP would not have had an impact on the exercise of that discretion had it then been in effect. On March 1, 2013, the last reported sale price of the Company common stock on the NASDAQ Global Select Market was $20.70.

  Administration

        The Amended 2005 LTIP is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 2005 LTIP and to interpret the provisions of the Amended 2005 LTIP. Pursuant to the terms of the Amended 2005 LTIP, the Board of Directors may delegate authority under the Amended 2005 LTIP to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the Amended 2005 LTIP, including the granting of options to executive officers.

        Subject to any applicable limitations contained in the Amended 2005 LTIP, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by options and stock appreciation rights and the dates upon which such Awards become exercisable, (ii) the exercise or base price of options and stock appreciation rights (which may not be less than 100% of the fair market value of the common stock on the grant date), (iii) the duration of options and stock appreciation rights (which may not exceed seven (7) years from the grant date) and (iv) the number of shares of common stock subject to any restricted stock, restricted stock unit or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

        The Company (to the exent determined by the Board of Directors), is required to make appropriate adjustments in connection with the Amended 2005 LTIP and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The Amended 2005 LTIP also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction, or (iii) any liquidation or dissolution of us. In connection with a Reorganization Event, the Board of Directors will take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board of Directors determines: (i) provide that Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised Awards will become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding Awards will become realizable or deliverable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to an Award holder equal to (A) the Acquisition Price times the number of shares of common stock subject to the holder's Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder's outstanding Awards, in exchange for the termination of such Awards, (v) provide that, in connection with our liquidation or dissolution, Awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

        If a Change in Control Event occurs, except to the extent specifically provided to the contrary in any Award agreement or any other agreement between a Participant and us, any options outstanding as of the date the Change

 Proxy Statement

of Control occur and not then exercisable shall automatically become fully exercisable and all restrictions and conditions on all restricted stock awards shall automatically be deemed terminated or satisfied. A "Change in Control Event" occurs if the Continuing Directors (as defined below) cease for any reason to constitute a majority of the Board of Directors. A "Continuing Director" will include any member of the Board of Directors as of the effective date of the Plan and any individual nominated for election to the Board of Directors by a majority of the then Continuing Directors.

        If any Award expires or is terminated, surrendered, cancelled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the Amended 2005 LTIP, except that shares of common stock used to pay the exercise price for an Award or to satisfy tax withholding obligations with respect to an Award will not be added back to the number of shares available for grant under the Amended 2005 LTIP.

  Substitute Options

        In connection with a merger or consolidation of an entity with us or the acquisition by us of the property or stock of an entity, the Board of Directors may grant options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute options may be granted on such terms as the Board of Directors deems appropriate in the circumstances, notwithstanding any limitations under the Amended 2005 LTIP.

  Amendment or Termination

        The Board of Directors may at any time amend, suspend or terminate the Amended 2005 LTIP, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested unless and until such amendment shall have been approved by the Company's stockholders (if required by Section 162(m)). Without approval of the Company's stockholders, no amendment may increase the number of shares authorized under the Amended 2005 LTIP (except as provided under the Amended 2005 LTIP in connection with changes in capitalization), materially increase the benefits provided under the Amended 2005 LTIP, materially expand the class of participants eligible to participate in the Amended 2005 LTIP, expand the types of Awards provided under the Amended 2005 LTIP, or make any other changes that require stockholder approval under NASDAQ Rules. No Award may be granted under the Amended 2005 LTIP after December 31, 2017, but Awards previously granted may extend beyond that date.

        If stockholders do not approve the Amended 2005 LTIP, the Amended 2005 LTIP will not go into effect and the number of shares available for issuance pursuant to Awards granted under the Amended 2005 LTIP will not be increased and the other amendments described above as contingent upon stockholder approval will not be made to the plan. In such event, the Compensation Committee of the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

  United States Federal Income Tax Consequences

        The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 2005 LTIP. This summary is based on the tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

        Nonqualified Stock Options.    A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the

 Proxy Statement

Skyworks Solutions, Inc.

stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

        Restricted Stock; Restricted Stock Units.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. The tax treatment of a restricted stock unit and the stock issued upon the vesting of a restricted stock unit is the same as described above for restricted stock, except that no Section 83(b) election may be made with respect to restricted stock units.

        Stock Appreciation Rights.    A participant will not have income upon the grant of a stock appreciation right. A participant will have compensation income upon the exercise of a stock appreciation right equal to the fair market value of the stock received. When the stock distributed in settlement of the stock appreciation right is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the exercise date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Other Stock Unit Awards.    The tax consequences associated with any other stock unit award will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying common stock.

        Tax Consequences to the Company.    There will not be any tax consequences to us as a result of the adoption of the Amended 2005 LTIP or the grant of Awards thereunder except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE APPROVAL OF THE SECOND AMENDED AND
RESTATED 2005 LONG-TERM INCENTIVE PLAN

 Proxy Statement

 PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
("SAY-ON-PAY VOTE")

        We are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. This proposal is not intended to address any specific item of compensation or the compensation of any particular named executive officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. This proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.

        Section 14A of the Exchange Act also requires that stockholders be provided the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which was the subject of a proposal at last year's annual meeting. At that meeting, a majority of the Company's stockholders indicated their preference that the Company hold an advisory vote on the compensation of the Company's named executive officers annually. After considering the preference of the stockholders on this matter, as well as other factors, the Board of Directors of the Company determined that the Company will hold an advisory vote on the compensation of its named executive officers on an annual basis until the next required vote on the frequency of such advisory votes at the annual meeting of the stockholders of the Company in 2017, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company's stockholders.

        Our executive compensation programs are designed to enable us to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

        The "Information about Executive and Director Compensation" section of this Proxy Statement, including "Compensation Discussion and Analysis," describes in detail our executive compensation programs and the decisions made by the Compensation Committee with respect to fiscal 2012. Highlights of our executive compensation program include the following:

        We emphasize pay-for-performance and tie a significant amount of our named executive officers' pay to our performance.    Consistent with our performance-based compensation philosophy, the largest portion of our executive's potential compensation is tied to short-term and long-term incentive programs. We provide short-term incentive compensation to motivate executives to achieve key near term (i.e., a year or less) financial and/or operational objectives. At the same time, we provide longer-term equity-based compensation, mainly in the form of performance share awards and stock options to incentivize our executive officers to achieve goals each year that we believe will result in significant increases in stockholder value over the longer term, and to align their interests with those of our stockholders. In 2012, approximately 83% of our chief executive officer's total compensation was performance-based, 89% of which was attributable to longer-term, equity-based compensation. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals, and for driving corporate financial performance.

        We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders.    We believe that, through the combination of our equity-based incentive compensation program and executive stock ownership guidelines, the interests of our executives are strongly aligned with those of our long-term stockholders — namely, increasing stockholder value over time. Accordingly, long-term equity incentive

 Proxy Statement

Skyworks Solutions, Inc.

awards are a key component of our executive compensation program. In fiscal year 2012, such equity incentive awards, mainly in the form of performance share awards and stock options, represented between 64% to 74% of our named executive officers' aggregate compensation. Stock options more closely align the long-term interests of our executives with those of our stockholders because the recipient will only realize a return on the option if our stock price increases over the life of the option. In addition, awards of stock options align with our growth strategy and provide significant financial upside if our growth objectives are achieved, while placing a significant portion of our executives' compensation at risk if our objectives are not achieved. We also believe that awarding performance shares with both performance and service conditions further aligns our executives' interest with those of the Company's stockholders since such performance shares will only be issued to the executive if the Company achieves pre-established financial and/or operational performance metrics, and the executive remains employed by the Company for an extended period of time (i.e., to receive all shares earned based on actual performance, the executive would typically need to remain employed for three years from when the performance share award is granted).

        We provide a competitive executive compensation program for our industry.    The Compensation Committee of our Board, with assistance from compensation consultants, annually reviews our executive compensation program to ensure that it is competitive with the companies in our industry with which we compete for executive talent. We target the median of our comparison group for our base salary and short-term incentive compensation levels, and, for fiscal year 2012, between the median and 75th percentile for equity-based incentive compensation, with the opportunity to earn above those incentive levels based on performance. This positioning places greater emphasis on long-term results, alignment with stockholder interests, as well as long-term retention. We also feel that this level of executive compensation enables us to attract and retain the executive talent necessary to meet our business objectives.

        We are committed to having strong governance standards with respect to our compensation program, procedures and practices.    Our compensation programs are built upon our strong corporate governance framework, described elsewhere in this Proxy Statement, and demonstrated, in part, by our policies prohibiting our directors and executive officers from hedging or pledging their economic interests in Company securities and from engaging in any short-term, speculative securities transactions, including purchasing securities on margin, engaging in short sales or buying or selling put or call options. We have adopted Executive Officer and Director Stock Ownership programs that require our executive officers and non-employee directors to hold a significant equity interest in the Company with the objective of more closely aligning the interests of our executive officers and directors with those of our stockholders. In addition, as part of its commitment to strong corporate governance and best practices, our Compensation Committee has retained an independent compensation consultant. Our Compensation Committee has also incorporated compensation analytical tools such as market data, tally sheets, compensation history for each executive and walk-away analysis as part of its annual executive compensation review. Our Compensation Committee has also implemented equity compensation grant procedures, an annual process to assess the efficacy of our company-wide compensation programs and a risk management program, which includes an ongoing evaluation of the relationship between our compensation programs and risk.

Recommendation

        As we describe in the Compensation Discussion and Analysis section of this Proxy Statement, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. In addition, our Board of Directors believes that the Company's financial performance over the last fiscal year, including the increased share price of our common stock, demonstrates that our executive compensation program was designed appropriately and is working effectively to support long-term value creation.

 Proxy Statement

        Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

  RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this Proxy Statement.

        As an advisory vote, this proposal is not binding and will not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
BY VOTING "FOR" PROPOSAL NO. 3

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Skyworks Solutions, Inc.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected KPMG LLP as the Company's independent registered public accounting firm for the current fiscal year ending September 27, 2013 ("fiscal year 2013"), and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP was the independent registered public accounting firm for the Company for the fiscal year ended September 28, 2012, and has been the independent registered public accounting firm for the Company's predecessor, Alpha Industries, Inc., since 1975. We are asking the stockholders to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2013.

        Representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

        Stockholder ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm is not required by the Company's By-laws or other applicable legal requirements. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter at the Annual Meeting is required to approve the selection of KPMG LLP as the Company's independent registered public accounting firm. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and stockholders' best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF THE SELECTION OF KPMG LLP
AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2013

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REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of Skyworks' Board of Directors is responsible for providing independent, objective oversight of Skyworks' accounting functions and internal controls. The Audit Committee is composed of five directors, each of whom is independent within the meaning of applicable NASDAQ Rules and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee operates under a written charter approved by the Board of Directors.

        Management is responsible for the Company's internal control and financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of Skyworks' consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report concerning such financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee met with management and representatives of KPMG LLP, the Company's independent registered public accounting firm, and reviewed and discussed the audited financial statements for the fiscal year ended September 28, 2012, results of the internal and external audit examinations, evaluations of the Company's internal controls and the overall quality of Skyworks' financial reporting. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence from the Company and its management, including the matters in the written disclosures and letter which were received by the committee from such firm.

        Based upon the Audit Committee's review and discussions described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 28, 2012, as filed with the SEC.

THE AUDIT COMMITTEE
Kevin L. Beebe Moiz M. Beguwala Balakrishnan S. Iyer David J. McLachlan Robert A. Schriesheim, Chairman

 Proxy Statement

Skyworks Solutions, Inc.

AUDIT FEES

        KPMG LLP provided audit services to the Company consisting of the annual audit of the Company's 2012 consolidated financial statements contained in the Company's Annual Report on Form 10-K and reviews of the financial statements contained in the Company's Quarterly Reports on Form 10-Q for fiscal year 2012. The following table summarizes the fees of KPMG LLP billed to the Company for the last two fiscal years.

Fee Category	Fiscal Year 2012	% of Total	Fiscal Year 2011	% of Total
Audit Fees(1)	$1,622,100	94%	$1,534,600	89%
Audit-Related Fees(2)	6,000	—	83,000	5%
Tax Fees(3)	104,000	6%	77,500	4%
All Other Fees(4)	2,000	—	27,000	2%

Total Fees	$1,734,100	100%	$1,722,100	100%

(1)
Audit fees consist of fees for the audit of our annual financial statements, review of the interim financial statements included in our quarterly reports on Form 10-Q, statutory audits and related filings in various foreign locations and audit procedures related to acquisition activity during fiscal years 2012 and 2011. Fiscal year 2012 and 2011 audit fees also included fees for services incurred in connection with rendering an opinion under Section 404 of the Sarbanes Oxley Act.

(2)
Audit related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." Audit-related fees reported in fiscal year 2012 relate to the review of registration statement auditor consents to incorporate by reference in prior year financial statement opinions in Form S-8 filings. Audit related fees reported in fiscal year 2011 relate to the review of registration statement auditor consents to incorporate by reference in prior year financial statement opinions in Form S-4 and Form S-8 filings.

(3)
Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which primarily relate to the review of our U.S. tax returns, accounted for $79,000 and $47,000 of the total tax fees for fiscal year 2012 and 2011, respectively. Fiscal year 2012 and 2011 tax fees also include approximately $25,000 and $30,000 of fees, respectively, for tax advice and planning services related to acquisition activity during the year.

(4)
All other fees for fiscal year 2012 relate to fees incurred for licenses to accounting and research software. All other fees for fiscal year 2011 include fees for limited due diligence support provided in connection with potential acquisitions in addition to fees incurred for licenses to accounting research software.

        In 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, KPMG LLP. The policy requires that all services to be provided by KPMG LLP, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by KPMG LLP during fiscal 2012 and fiscal 2011.

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 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included herein with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2013 Annual Meeting of the Stockholders.

THE COMPENSATION COMMITTEE
Kevin L. Beebe Timothy R. Furey, Chairman David P. McGlade Robert A. Schriesheim

 Proxy Statement

Skyworks Solutions, Inc.

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

Summary and 2012 Overview

        As we began fiscal 2012, the global economy continued to dig itself out from the recessionary conditions stemming from the global financial crisis and the outlook, while more positive than it had been in past years, remained uncertain amid concerns over growth prospects. During fiscal 2012, moderate economic growth started to return to developing countries, but growth in most developed countries remained sluggish and, in many places, economies continued to contract. Unemployment remained stubbornly high, especially in the developed countries and personal income growth stagnated, which continued to hinder the recovery process. The cumulative impact of actions taken in the European Union helped to improve global financial markets during late fiscal 2012, but general economic uncertainty and restraint among lending institutions remained. Further, while economic growth in East Asia and the Pacific Rim picked up in the second half of 2012, investment and industrial activity in the United States was unusually weak during 2012 likely due to uncertainty over the stance of fiscal policy in the run up to November's elections and the end-of-2012 "fiscal cliff". At the same time, we continued to face intense competition from a number of significant, well established competitors.

        Despite the economic uncertainty and intensely competitive marketplace, and driven by our desire for continuous improvement, we set ambitious expectations for our financial and operational performance in fiscal 2012, and correspondingly challenging performance targets for both our short-term and long-term executive incentive compensation programs. During the first half of fiscal 2012, while we saw improvement in our financial performance over the same periods in fiscal 2011, our performance did not meet several of the aggressive short-term incentive targets we set for our executive officers. That trend continued during the second half of fiscal 2012, and our full year fiscal 2012 performance fell short of our full year financial and operational performance goals. As a result, we made payments to our named executive officers under our annual Executive Incentive Plan ranging from 33% to 60% of target bonus (as described in the "Short-Term Incentives" section below).

        On the other hand, we exceeded operational and financial targets established for performance share awards made under our long-term equity incentive program. Specifically, with respect to the performance share awards granted to our named executive officers for fiscal 2012, we significantly exceeded the "target" performance levels and, accordingly, we issued one-third of the shares earned to the named executive officers after fiscal year end (i.e., at 176% of target level, as more fully described in footnote 1 of the "Outstanding Equity Awards at Fiscal Year End Table" below). Consistent with our goal of aligning executive officers' interests with that of stockholders over the longer term, however, executive officers will only receive the full number of earned shares if they remain employed with the Company through mid-November 2014.

COMPENSATION DISCUSSION AND ANALYSIS

  Who Sets Compensation for Senior Executives?

        The Compensation Committee, which is comprised solely of independent directors within the meaning of applicable NASDAQ Rules, outside directors within the meaning of Section 162 of the Internal Revenue Code ("IRC") and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for determining all components and amounts of compensation to be paid to our Chief Executive Officer, our Chief Financial Officer and each of our other executive officers, as well as any other officers or employees who report directly to the Chief Executive Officer.

        This Compensation Discussion and Analysis section discusses the compensation policies and programs for our Chief Executive Officer, our Chief Financial Officer and our three next most highly paid executive officers during fiscal 2012 as determined under the rules of the SEC. We refer to this group of executive officers as our "Named Executive Officers."

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  How has the Company taken into account the results of the Stockholder Vote on Executive Compensation at the 2012 Annual Meeting?

        At our 2012 Annual Meeting of Stockholders, approximately 92% of the votes cast approved the compensation of the Company's Named Executive Officers as disclosed in the proxy statement delivered to our stockholders in connection with the 2012 Annual Meeting. We understood this to mean that stockholders generally approved of our compensation policies and determinations in 2012. However, our Compensation Committee still undertook a review of our compensation policies and determinations following the 2012 Annual Meeting. Our Compensation Committee retained the services of Aon/Radford Consulting ("Aon/Radford") to assist it with that review and to advise it on executive compensation matters. After the review and taking into consideration evolving best practices in executive compensation by public companies generally, upon the recommendation of our Compensation Committee, we determined not to make any significant changes to our executive compensation decisions and policies. The Compensation Committee periodically reviews the goals we would like to achieve through our executive compensation practices and explores ways to modify those practices to either achieve new goals or to enhance our ability to achieve existing goals.

  What are the Objectives of Our Compensation Program?

        The objectives of our executive compensation program are to attract, retain and motivate highly qualified executives to operate our business, and to link the compensation of those executives to improvements in the Company's financial performance and increases in stockholder value. Accordingly, the Compensation Committee's goals in establishing our executive compensation program include:

          (1) ensuring that our executive compensation program is competitive with a group of companies in the semiconductor industry with which we compete for executive talent;

          (2) providing a base salary that serves as the foundation of a compensation package that attracts and retains the executive talent needed to achieve our business objectives;

          (3) providing short-term variable compensation that motivates executives and rewards them for achieving Company financial performance targets;

          (4) providing long-term stock-based compensation that aligns the interest of our executives with stockholders and rewards them for increases in stockholder value; and

          (5) ensuring that our executive compensation program is perceived as fundamentally fair to all of our employees.

  How Do We Determine the Components and Amount of Compensation to Pay?

        The Compensation Committee sets compensation for the Named Executive Officers, including salary, short-term incentives and long-term stock-based awards, at levels generally intended to be competitive with the compensation of comparable executives in semiconductor companies with which the Company competes for executive talent.

  Retention of Compensation Consultant

        The Compensation Committee has engaged Aon/Radford to assist the Compensation Committee in determining the components and amount of executive compensation. Aon/Radford reports directly to the Compensation Committee, through its chairperson, and the Compensation Committee retains the right to terminate or replace the consultant at any time. The consultant advises the Compensation Committee on such compensation matters as are requested by the Compensation Committee. The Compensation Committee considers the consultant's advice on such matters in addition to any other information or factors it considers relevant in making its compensation determinations.

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Skyworks Solutions, Inc.

        The Compensation Committee has considered the relationships that Aon/Radford has with the Company, the members of the Compensation Committee and our executive officers, as well as the policies that Aon/Radford has in place to maintain its independence and objectivity, and has determined that Aon/Radford's work for the Compensation Committee has not raised any conflicts of interest.

  Role of Chief Executive Officer

        The Compensation Committee also considers the recommendations of the Chief Executive Officer regarding the compensation of each of his direct reports, including the other Named Executive Officers. These recommendations include an assessment of each individual's responsibilities, experience, performance and contribution to the Company's performance, and also generally take into account internal factors such as historical compensation and level in the organization, in addition to external factors such as the current environment for attracting and retaining executives.

  Establishment of Comparator Group Data

        In determining compensation for each of the Named Executive Officers, the committee utilizes "Comparator Group" data for each position. For fiscal year 2012, the Compensation Committee approved Comparator Group data consisting of a 50/50 blend of (i) Aon/Radford survey data of 24 semiconductor companies (where sufficient data was not available in the Aon/Radford semiconductor survey data — for example, for a VP/General Manager position — the Comparator Group data also included survey data regarding high-technology companies) and (ii) the public "peer" group data for 17 publicly-traded semiconductor companies with which the Company competes for executive talent:

*Analog Devices	*International Rectifier	*National Semiconductor
*Avago Technologies	*Intersil	*ON Semiconductor
*Broadcom	*Linear Technology	*RF Micro Devices
*Cree	*LSI Logic	*Silicon Laboratories
*Cypress Semiconductor	*Maxim Integrated Products	*TriQuint Semiconductor
*Fairchild Semiconductor	*Microchip Technology

  Utilization of Comparator Group Data

        The Compensation Committee annually compares the components and amounts of compensation that we provide to our Chief Executive Officer and other Named Executive Officers with the components and amounts of compensation provided to their counterparts in the Comparator Group and uses this comparison data as a guideline in its review and determination of base salaries, short-term incentives and long-term stock-based compensation awards. In addition, in setting fiscal year 2012 compensation, the Compensation Committee sought and received input from its consultant regarding the base salaries for the Chief Executive Officer and each of his direct reports, the award levels and performance targets relating to the short-term incentive program for executive officers, and the individual stock-based compensation awards for executive officers, as well as the related vesting schedules.

        After reviewing the data and considering the input, the Compensation Committee established (and the full Board of Directors was advised of) the base salary, short-term incentive target and long-term stock-based compensation award for each Named Executive Officer. In establishing individual compensation, the Compensation Committee also considered the input of the Chief Executive Officer, as well as the individual experience and performance of each executive.

        In determining the compensation of our Chief Executive Officer, our Compensation Committee focused on (i) competitive levels of compensation for chief executive officers who are leading a company of similar size and complexity, (ii) the importance of retaining a chief executive officer with the strategic, financial and leadership

 Proxy Statement

skills necessary to ensure our continued growth and success, (iii) our Chief Executive Officer's role relative to the other Named Executive Officers, (iv) input from the full board of directors on our Chief Executive Officer's performance and (v) the considerable length of our Chief Executive Officer's 18 years of service to the Company. Aon/Radford advised the Compensation Committee that the base salary, annual performance targets and short-term incentive target opportunity, and equity-based compensation established by the Compensation Committee for 2012 were competitive for chief executive officers leading companies of similar size and complexity in the semiconductor industry. Our Chief Executive Officer was not present during the voting or deliberations of the Compensation Committee concerning his compensation. As stated above, however, the Compensation Committee did consider the recommendations of the Chief Executive Officer regarding the compensation of all of his direct reports, including the other Named Executive Officers.

  What are the Components of Executive Compensation?

        The key elements of compensation for our Named Executive Officers are base salary, short-term incentives, long-term stock-based incentives, 401(k) plan retirement benefits, medical, dental, vision, life and disability insurance, and financial planning benefits. Consistent with our objective of ensuring that executive compensation is perceived as fair to all employees, the Named Executive Officers do not receive any retirement benefits beyond those generally available to our full-time employees, and we do not provide medical, dental, vision or other insurance benefits to Named Executive Officers that are different from those offered to other full-time employees.

  Base Salary

        Base salaries provide our executive officers with a degree of financial certainty and stability. The Compensation Committee determines a competitive base salary for each executive officer using the Comparator Group data and input provided by its consultant. Based on these factors, base salaries of the Named Executive Officers for fiscal year 2012 were generally targeted at the Comparator Group median, with consideration given to role, responsibility, performance and length of service. After taking these factors into account, the base salary for each Named Executive Officer for fiscal year 2012 increased on average 3.8% from his base salary in 2011, and ranged from an increase of 2.7% to 5.3%.

  Short-Term Incentives

        Our short-term incentive compensation plan for executive officers is established annually by the Compensation Committee. For fiscal year 2012, the Compensation Committee adopted the 2012 Executive Incentive Plan (the "Incentive Plan"). The Incentive Plan established short-term incentive awards that could be earned semi-annually by certain officers of the Company, including the Named Executive Officers, based on the Company's achievement of certain corporate performance goals established on a semi-annual basis. Short-term incentive compensation is intended to motivate and reward executives by tying a significant portion of their total compensation to the Company's achievement of pre-established performance goals that are generally short-term (i.e., less than one year). In connection with the Incentive Plan, the Compensation Committee sets a range of short-term compensation that can be earned by each executive officer pursuant to the Incentive Plan, based on the Comparator Group data, which is expressed as a percentage of the named executive officer's base salary and which corresponds to the level of achievement of the performance goals. The low end of that range, referred to as the "threshold" percentage, is equal to the amount of compensation payable to the executive if the level of achievement of each performance goal applicable to the executive was at the minimum set by the Compensation Committee to be eligible to receive a payment for that goal under the Incentive Plan (referred to as the "threshold" level). At the threshold payout level, the short-term compensation was designed to result in a payout less than the median short-term compensation of the Comparator Group. The middle of the range, referred to as the "target" percentage, is equal to the amount of short-term compensation payable to the executive if the level of achievement of each performance goal applicable to the executive met the expectations set by the Compensation Committee (referred to as the "target" level). Achievement of all performance goals at the "target" level would result in a short-term

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Skyworks Solutions, Inc.

compensation payout equal to the "target" percentage, which is designed to be the median short-term compensation paid by the Company's Comparator Group. The high end of the range, referred to as the "maximum" percentage, is equal to the amount of compensation payable to the executive if the level of achievement of each performance goal applicable to the executive reached the high-end target set by the Compensation Committee for such goal. Achievement of all performance goals at the "maximum" level would result in a short-term compensation payout at the "maximum" level, which is designed to be above the median short-term compensation paid by the Company's Comparator Group. Absent an exercise of discretion by the Compensation Committee, the total short-term compensation paid to each executive would not exceed the "maximum" percentage and, in the event that the level of achievement of all performance goals was below the "threshold" level, would result in no short-term compensation payment being made to the executive. The following table shows the range of short-term compensation that each Named Executive Officer could earn in fiscal year 2012 as a percentage of such executive officer's annual base salary.

	Threshold	Target	Maximum
Chief Executive Officer	62.5%	125%	250%
Chief Financial Officer and Executive Vice Presidents	37.5%	75%	150%
Other Named Executive Officer	35%	70%	140%

        The actual total amount of short-term compensation payable to an executive depends on the level of achievement of each performance goal assigned to him. The performance goals are a mixture of Company-specific and business unit-specific goals, the per-executive composition of which is determined by the Compensation Committee. With respect to each executive, each performance goal assigned to that executive is given a weighting by the Compensation Committee that represents the percentage of the total short-term compensation payable under the Incentive Plan to the executive if that performance goal is achieved. As in fiscal year 2011, for fiscal year 2012, the Compensation Committee split the Incentive Plan into two six month performance periods, with the executive eligible to earn up to half of his annual short-term incentive compensation with respect to each six month period. For the first half of fiscal year 2012, the performance goals focused on achieving revenue, non-GAAP gross margin and non-GAAP operating margin targets, in addition to product design win metrics. For the second half of fiscal year 2012, the Committee established performance goals based on achieving revenue, non-GAAP gross margin, and non-GAAP operating income targets. The weighting of the performance goals for fiscal year 2012 for each Named Executive Officer was as follows:

Performance Goals — Fiscal 2012 First Half

	Revenue	Non-GAAP Operating Margin %	Non-GAAP Gross Margin %	Product Design Wins
President and Chief Executive Officer; Vice President and Chief Financial Officer	40%	40%	N/A	20%
Executive Vice Presidents	30% (based on business unit)	45% (20% based on corporate and 25% based on business unit)	N/A	25%
Senior Vice President, Worldwide Operations	40%	N/A	40%	20%

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 Performance Goals — Fiscal 2012 Second Half

	Revenue	Non-GAAP Operating Income $	Non-GAAP Gross Margin %
President and Chief Executive Officer; Vice President and Chief Financial Officer, Executive Vice Presidents and Senior Vice President, Worldwide Operations	20%	40%	40%

        The revenue performance goal is based on the Company's reported GAAP revenue. The Non-GAAP Operating Income performance goal is based on the Company's non-GAAP operating income, which it calculates by excluding from GAAP operating income for the applicable period, stock compensation expense, restructuring-related charges, acquisition-related expenses, litigation settlement gains and losses and certain deferred executive compensation. The Non-GAAP Gross Margin performance goal is based on the Company's non-GAAP gross margin, which it calculates by excluding from GAAP gross profit for the applicable period, stock compensation expense, restructuring-related charges and acquisition-related expenses. The Product Design Wins performance goal is based on the total number and the quality or difficulty of achievement of design/installation projects awarded to or contracted by the Company from a pre-established list of such projects. Where the table above indicates that a performance goal was based on the achievement of the goal by a business unit, the performance goal was defined in the same manner, but only the results of the applicable business unit were taken into account in setting the achievement levels and measuring performance.

        In determining the weightings between performance goals for each Named Executive Officer, the Compensation Committee's aim was to align the short-term compensation of each Named Executive Officer with overall corporate operating strategy. For instance, the performance goals for the Chief Executive Officer, Vice President and Chief Financial Officer and Senior Vice President, Worldwide Operations were designed to focus such executives on improving the Company's competitive position and achieving overall profitable growth for the Company. The performance goals for the Company's former Executive Vice President and General Manager, Front-End Solutions (who was an executive officer of the Company on September 28, 2012, but whose employment with the Company ended on December 3, 2012) and Executive Vice President and General Manager, High Performance Analog (who was promoted to Executive Vice President and Corporate General Manager on November 20, 2012) were designed to focus those executives on business unit performance (i.e., securing design wins for new products and expanding the Company's customer base).

        The Compensation Committee then determines with respect to each performance goal the "threshold," "target" and "maximum" levels of achievement, which correspond to the matching descriptions set forth above. For Company performance goals, the levels of achievement will be consistent across the executives to which such goals apply. The Compensation Committee sets the performance goals, weightings and "threshold," "target" and "maximum" levels of achievement on a semi-annual basis.

        At the end of each six month period, the Compensation Committee determines the total amount of short-term compensation payable to each executive for such period by comparing the actual level of achievement of each performance goal assigned to such executive against the "threshold," "target" and "maximum" levels of achievement that it set for that performance goal. The Compensation Committee determines the amount of short-term compensation the executive is eligible to receive with respect to each performance goal as follows:

  •
  If the level of achievement for that performance goal falls below the "threshold" level, then the executive will not earn any short-term compensation with respect to that performance goal (absent an exercise of discretion by the Compensation Committee).

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Skyworks Solutions, Inc.

  •
  If the level of achievement for that performance goal is equal to the "threshold," "target" or "maximum" level, then the executive earns the product obtained by multiplying (i) the "threshold," "target" or "maximum" percentage, as applicable, times (ii) the executive's base salary for the relevant six month period times (iii) the weighting assigned to that performance goal.

  •
  If the level of achievement for the performance goal falls in between either the "threshold" and "target" levels or the "target" and "maximum" levels, the executive would earn short-term compensation equal to the short-term compensation payable at the "threshold" or "target" level, respectively, plus a pro rata amount of the difference between the short-term compensation payable for that performance goal at, respectively, the "threshold" and "target" levels or the "target" and "maximum" levels.

  •
  Absent an exercise of discretion by the Compensation Committee, if the level of achievement for the performance goal exceeds the "maximum" level, the executive will only earn the amount payable for achievement at the "maximum" level.

        The computation of each executive's short-term compensation under the Incentive Plan is not a weighted average of the level of achievement across all performance goals, but rather an evaluation of each performance goal individually, a determination of the portion of the total eligible bonus allocated to that performance goal that can be earned and a summation of those amounts.

        The target level performance goals established by the Compensation Committee under the Incentive Plan are based on the Company's historical operating results and growth rates as well as the Company's expected future results, and are designed to require significant effort and operational success on the part of our executives and the Company. The maximum level performance goals established by the Committee have historically been difficult to achieve and are designed to represent outstanding performance that the Committee believes should be rewarded. Typically, financial performance goals are set with the expectation that the "target" level will be higher than the consensus analyst estimates for the Company. The "target" level for non-financial performance goals are generally set with the expectation that if the actual results are achieved that such achievement would result in a significant positive impact on the Company.

        The Incentive Plan stipulated that all payouts to executives under the Incentive Plan were conditioned upon the Company achieving a performance goal based on non-GAAP operating income (after accounting for any incentive award payments, including those to be made under the Incentive Plan) at the "threshold" level. In addition, pursuant to the terms of the Incentive Plan, actual payments for the first six month performance period are capped at 80% of the award earned, with 20% of the award held back until the end of the fiscal year to ensure sustained financial performance. Any amounts held back are subsequently paid after the end of the fiscal year provided that the financial performance established in the first six months of the year is sustained throughout the fiscal year and that the executive remains employed with the Company at the time of payment. The Compensation Committee retains the discretion, based on the recommendation of the Chief Executive Officer, to make payments even if the threshold performance metrics are not met or to make payments in excess of the maximum level if the Company's performance exceeds the maximum metrics. The Compensation Committee believes it is appropriate to retain this discretion in order to make short-term compensation awards in extraordinary circumstances.

 Proxy Statement

        For the first half of fiscal 2012, the Company's level of achievement of each performance goal was as follows:

Fiscal 2012 Performance Goal Achievement — First Half

        Accordingly, each of the Chief Executive Officer, the Vice President and Chief Financial Officer, the former Executive Vice President and General Manager, Front-End Solutions and the Executive Vice President and General Manager, High Performance Analog earned a short-term compensation award for the first half of fiscal 2012 equal to approximately 29%, 18%, 10% and 30% of his annual base salary, respectively. The Compensation Committee exercised its discretion to increase the short-term compensation award payments to employees of the Company's Worldwide Operations group who participated in either the Incentive Plan (which included the Senior Vice President, Worldwide Operations) or a non-executive short-term incentive compensation plan maintained by the Company by twenty-five percent (25%) due to the impact unanticipated pricing pressures had on the Company's financial results. This increase was funded by reducing the first half incentive plan payments to employees of a business unit (which did not include any executive officers) such that the overall, aggregate incentive payments made by the Company under both the Incentive Plan and the non-executive short-term incentive plans were equal to the payments that would have been made had the Compensation Committee not exercised any discretion. As a result of the Compensation Committee exercising such discretion, the Senior Vice President, Worldwide Operations received a first half short-term compensation award equal to approximately 9% of his annual base salary instead of 7% of his annual base salary.

        Consistent with the Incentive Plan (and the other non-executive employee incentive plans), actual payments for the first half performance period of fiscal 2012 were capped at 80% of the award earned, with 20% of the award held back until the end of the fiscal year to ensure sustained financial performance. The amount held back was subsequently paid after the end of fiscal 2012 since the Company sustained its financial performance throughout fiscal 2012.

 Proxy Statement

Skyworks Solutions, Inc.

        For the second half of fiscal 2012, the Company's level of achievement of each performance goal was as follows:

Fiscal 2012 Performance Goal Achievement — Second Half

        Accordingly, each of the Chief Executive Officer, the Vice President and Chief Financial Officer, the former Executive Vice President and General Manager, Front-End Solutions, the Executive Vice President and General Manager, High Performance Analog, and the Senior Vice President, Worldwide Operations earned a short-term compensation award for the second half of fiscal 2012 equal to approximately 25%, 15%, 15%, 15% and 14% of his annual base salary, respectively. In addition, the 20% "holdback" of the short-term compensation award for the first half of fiscal 2012 was paid out to each executive officer after the end of the fiscal 2012 due to the Company's sustained financial performance.

        For the full fiscal year, the total payments under the Incentive Plan to each of the Chief Executive Officer (who was eligible to earn 125% of his annual base salary at the "target" performance level for fiscal 2012), and the Vice President and Chief Financial Officer, the former Executive Vice President and General Manager, Front-End Solutions, the Executive Vice President and General Manager, High Performance Analog (each of whom was eligible to earn 75% of his annual base salary at the "target" performance level for fiscal 2012), and the Senior Vice President, Worldwide Operations (who was eligible to earn 70% of his annual base salary at the "target" performance level for fiscal 2012), earned approximately 54%, 33%, 25%, 45% and 23% of his annual base salary, respectively.

  Long-Term Stock-Based Compensation

        The Compensation Committee generally makes long-term stock-based compensation awards to executive officers on an annual basis. Long-term stock-based compensation awards are intended to align the interests of our executive officers with our stockholders, and to reward our executive officers for increases in stockholder value over long periods of time (i.e., greater than one year). It is the Company's practice to make stock-based compensation awards to executive officers in November of each year at a pre-scheduled Compensation Committee meeting. For fiscal 2012, the Compensation Committee made awards to executive officers, including certain Named Executive Officers, on November 10, 2011, at a regularly scheduled Compensation Committee meeting.

 Proxy Statement

Stock options awarded to executive officers at the meeting had an exercise price equal to the closing price of the Company's common stock on the meeting date.

        In making stock-based compensation awards to executive officers for fiscal year 2012, the Compensation Committee first reviewed the Comparator Group data to determine the percentage of the total number of outstanding shares of stock that companies in the Comparator Group typically made available for annual awards under employee equity compensation programs. The Compensation Committee then set the number of shares of the Company's common stock that would be made available for annual executive officer equity awards at approximately the median of the Comparator Group after its evaluation of the Company's business needs for attraction and retention of executives, internal and external circumstances impacting the Company and its employees and RiskMetrics/ISS guidelines. The Compensation Committee then reviewed the Comparator Group by executive position to determine the allocation of the available shares among the executive officers from the overall pool the Committee made available for equity awards for fiscal 2012. The Compensation Committee then used that data and the Comparator Group data to determine a dollar value equivalent for the long-term equity-based award for each executive officer. Forty percent (40%) of that dollar equivalent value served as the basis for determining a number of stock options to award to the executive using an estimated Black-Scholes value, and the remaining sixty percent (60%) of the dollar equivalent value served as the basis for determining a number of performance share awards for the executive using the fair market value of the Company's common stock on the date of such award and an assumption that the Company would achieve the "target" level of performance required to earn the performance share award. The Compensation Committee's rationale for awarding performance shares is to further align the executive's interest with those of the Company's stockholders by using equity-awards that will vest only if the Company achieves pre-established performance metrics. A description of the performance share awards, the method by which they vest and the related performance metrics is set forth below in the "Grants of Plan Based Awards" table.

  Other Compensation and Benefits

        We also provide other benefits to our executive officers that are intended to be part of a competitive overall compensation program and are not tied to any company performance criteria. Consistent with the Compensation Committee's goal of ensuring that executive compensation is perceived as fair to all stakeholders, the Company offers medical, dental, vision, life and disability insurance plans to executive officers under the same terms as such benefits are offered to all other employees. Additionally, executive officers are permitted to participate in the Company's 401(k) Savings and Investment Plan and Employee Stock Purchase Plan under the same terms as all other employees. The Company does not provide executive officers with any enhanced retirement benefits (i.e., executive officers are subject to the same limits on contributions as other employees, as the Company does not offer any SERP or other similar non-qualified deferred compensation plan), and they are eligible for 401(k) company-match contributions under the same terms as other employees. In fiscal year 2012, the Company offered executives the opportunity to participate in financial planning services through Ayco at a cost of $13,000 per executive paid by the Company. Other than Mr. Freyman, none of the Named Executive Officers elected to participate in the Company-paid program. Although Mr. Aldrich receives financial planning services from Ayco, he personally pays for such services.

        Although certain Named Executive Officers were historically provided an opportunity to participate in the Company's Executive Compensation Plan (the "Executive Compensation Plan") — an unfunded, non-qualified deferred compensation plan, under which participants were allowed to defer a portion of their compensation — as a result of deferred compensation legislation under Section 409A of the IRC, effective December 31, 2005, the Company no longer permits employees to make contributions to the plan. Although the Company had discretion to make additional contributions to the accounts of participants while the Executive Compensation Plan was active, it never did so.

 Proxy Statement

Skyworks Solutions, Inc.

  Severance and Change of Control Benefits

        None of our executive officers, including the Named Executive Officers, has an employment agreement that provides a specific term of employment with the Company. Accordingly, the employment of any such employee may be terminated at any time. We do provide certain benefits to our Named Executive Officers upon certain qualifying terminations and in connection with terminations under certain circumstances following a change of control. A description of the material terms of our severance and change of control arrangements with the Named Executive Officers can be found immediately below and further below under the "Potential Payments Upon Termination or Change of Control" section below.

        The Company believes that severance protections can play a valuable role in recruiting and retaining superior talent. Severance and other termination benefits are an effective way to offer executives financial security to incent them to forego an opportunity with another company. These agreements also protect the Company as the Named Executive Officers are bound by restrictive non-compete and non-solicit covenants for two years after termination of employment. Outside of the change in control context, severance benefits are payable to the Named Executive Officers if their employment is involuntarily terminated by the Company without cause and, in the case of the Chief Executive Officer, if he terminates his own employment for good reason (as defined in the agreement). In addition, provided he forfeits certain equity awards and agrees to serve on the Company's Board of Directors for a minimum of two years, the Chief Executive Officer is entitled to certain severance benefits upon termination of his employment for any reason. The Compensation Committee believes that this provision facilitates his retention with the Company. The level of each Named Executive Officer's severance or other termination benefit is generally tied to his respective annual base salary and any short-term incentive earned.

        Additionally, the Named Executive Officers would receive enhanced severance and other benefits if their employment terminated under certain circumstances in connection with a change in control of the Company. These benefits are described in detail under the "Potential Payments Upon Termination or Change of Control" section below. The Named Executive Officers are also entitled to receive a tax gross-up payment (with a $500,000 cap for Named Executive Officers other than the Chief Executive Officer) if they become subject to the 20% golden parachute excise tax imposed by Section 4999 of the IRC, as the Company believes that the executives should be able to receive their contractual rights to severance without being subject to punitive excise taxes. The Company further believes these enhanced severance benefits are appropriate because the occurrence, or potential occurrence, of a change in control transaction would likely create uncertainty regarding the continued employment of each Named Executive Officer, and these enhanced severance protections encourage the Named Executive Officers to remain employed with the Company through the change in control process and to focus on enhancing stockholder value both before and during the change in control process.

        Lastly, each Named Executive Officer's outstanding unvested stock options and restricted stock awards (if any) fully vest upon the occurrence of a change in control. In addition, each outstanding performance share award shall be deemed earned as to (a) the "target" performance level if the change of control occurs during the performance period or (b) the number of shares deemed earned under the award based on actual performance if the performance period ends on or before the change of control occurs. The Company believes this accelerated vesting is appropriate given the importance of long-term equity awards in our executive compensation program and the uncertainty regarding the continued employment of Named Executive Officers that typically occurs in a change in control context. The Company's view is that this vesting protection helps assure the Named Executive Officers that they will not lose the expected value of their equity awards because of a change in control of the Company and encourages the Named Executive Officers to remain employed with the Company through the change in control process and to focus on enhancing stockholder value both before and during the process.

 Proxy Statement

  Executive Officer Stock Ownership Requirements

        We have adopted an Executive Officer Stock Ownership program that requires our executive officers (including our Named Executive Officers) to hold a significant equity interest in Skyworks with the objective of more closely aligning the interests of our executive officers with those of our stockholders. The minimum number of shares of our common stock that the Executive Officer ownership guidelines require our Named Executive Officers to hold while serving in their capacity as executive officers is as follows:

Position	Minimum Share Requirement:
President and Chief Executive Officer	The lower of (a) the number of shares with a fair market value equal to six (6) times current base salary or (b) 382,200 shares.
VP and Chief Financial Officer; Executive Vice President and Corporate General Manager; Senior Vice President, Worldwide Operations	The lower of (a) the number of shares with a fair market value equal to 2.5 times current base salary or (b) 89,800, 95,000 or 92,500 shares, respectively.

        For purposes of the Executive Officer Ownership program, the fair market value of a person's holding is based on the average closing price per share of the Company's common stock as reported on the NASDAQ Global Select Market (or if the Shares are not then traded on such market, such other market on which the Shares are traded) for the 12-month period ending with the determination date. As of January 15, 2013, all of our Named Executive Officers were in compliance with the stock ownership guidelines.

        In addition, in January 2013, each of Skyworks' executive officers entered into a trading plan intended to comply with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or a 10b5-1 Plan. A trading plan designed to comply with Rule 10b5-1 permits an employee of the Company to enter into a written plan for the sale of securities of the Company with a third party at a time when the employee is not aware of material nonpublic information and to have a third party subsequently sell those securities on behalf of the employee in accordance with the schedule specified in such trading plan at the time it is entered into, regardless of whether the employee is aware of material nonpublic information at the time of such sale so long as the employee has no ability to influence the timing of sales under the plan after he or she has entered into the plan (other than at a subsequent time when the employee is not aware of any material nonpublic information). Pursuant to each such 10b5-1 Plan, common stock of the Company held by the executive officer party to such 10b5-1 Plan will be sold on behalf of each such executive officer from time to time in accordance with the provisions of the 10b5-1 Plan without any further input, involvement or action on behalf of such executive officer. Such plans will remain in effect until after the end of fiscal year 2013 (unless modified or terminated).

  Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid to our Chief Executive Officer and our three other officers (other than our Chief Executive Officer and Chief Financial Officer) whose compensation is required to be disclosed to our stockholders under the Exchange Act by reason of being our three other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the compensation of our executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and our stockholders, after taking into consideration changing business conditions and the performance of our employees.

 Proxy Statement

Skyworks Solutions, Inc.

  Compensation Tables for Named Executive Officers

  Summary Compensation Table

        The following table summarizes compensation earned by, or awarded or paid to, our Named Executive Officers for fiscal year 2012, fiscal year 2011 and fiscal year 2010.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David J. Aldrich	2012	$657,500	$1,717,200	$1,196,219	$358,963	$13,948	$3,943,830
President and Chief Executive Officer	2011	$635,100	$2,856,000	$1,476,137	$955,830	$12,880	$5,935,947
	2010	$609,000	$1,508,750	$1,109,614	$1,106,510	$12,879	$4,346,753
Donald W. Palette	2012	$373,300	$667,800	$398,740	$122,374	$12,533	$1,574,747
Vice President and	2011	$357,800	$952,000	$492,046	$350,243	$11,318	$2,163,407
Chief Financial Officer	2010	$338,500	$506,940	$355,076	$368,874	$11,500	$1,580,890
Gregory L. Waters	2012	$418,700	$667,800	$398,740	$104,100	$11,242	$1,600,582
former Executive Vice President and	2011	$407,200	$952,000	$492,046	$375,179	$11,042	$2,237,467
General Manager, Front-End Solutions(4)	2010	$390,000	$506,940	$355,076	$382,434	$10,942	$1,645,392
Liam K. Griffin	2012	$397,800	$667,800	$398,740	$180,863	$20,471	$1,665,674
Executive Vice President and General	2011	$378,100	$952,000	$492,046	$425,650	$44,480	$2,292,276
Manager, High Performance Analog(5)	2010	$357,500	$506,940	$355,076	$341,653	$28,108	$1,589,277
Bruce J. Freyman	2012	$378,900	$610,560	$358,866	$86,674	$24,762	$1,459,762
Senior Vice President,	2011	$368,900	$952,000	$492,046	$385,148	$24,042	$2,222,136
Worldwide Operations	2010	$355,500	$470,730	$332,884	$371,307	$10,942	$1,541,363

(1)
The amounts in the Stock Awards and Option Awards columns represent the grant date fair values, computed in accordance with the provisions of ASC 718-Compensation-Stock Compensation ("ASC 718") of performance share awards, restricted stock and stock options awarded during the applicable fiscal year, with estimated forfeiture rates applied to restricted stock and stock option awards. For fiscal years 2010, 2011 and 2012, the maximum grant date fair values of the Stock Awards would be two times (2 x) the amount shown in the table. For a description of the assumptions used in calculating the fair value of equity awards under ASC 718, see Note 11 of the Company's financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on November 21, 2012 (the "Form 10-K").

(2)
Reflects amounts paid to the Named Executive Officers pursuant to the executive incentive plan adopted by the Compensation Committee for each year indicated. For the first and second half of fiscal year 2011, as well as the second half of fiscal year 2010, the portion of the respective executive incentive plan attributable to Company performance above the "target" performance metric was paid in the form of unrestricted common stock of the Company as follows: Mr. Aldrich (FY 2010: $497,500; FY 2011 $318,800), Mr. Palette (FY 2010: $165,800; FY 2011 $98,900), Mr. Waters (FY 2010: $148,400; FY 2011 $137,700), Mr. Griffin (FY 2010: $127,200; FY 2011 $159,700) and Mr. Freyman (FY 2010: $158,000; FY 2011 $126,100). The number of shares awarded in lieu of cash was based on the fair market value of the Company's common stock on May 11, 2010, and November 9, 2010, with respect to fiscal year 2010, and May 11, 2011, and November 10, 2011, with respect to fiscal year 2011, which are the respective dates that the payments under the respective executive incentive plans were approved by the Compensation Committee. For fiscal year 2012, no common stock was awarded in lieu of cash since the Company did not exceed any "target" performance metric included in the Incentive Plan.

(3)
"All Other Compensation" includes the Company's contributions to the executive's 401(k) plan and the cost of group term life insurance premiums. Mr. Griffin's amount also includes subsidized mortgage and other relocation expenses of $17,768, $33,933 and $9,662 for fiscal years 2010, 2011 and 2012, respectively. Mr. Freyman's amount includes financial planning services of $13,000.

(4)
Mr. Waters' employment with the Company ended on December 3, 2012.

(5)
Mr. Griffin was promoted to Executive Vice President and Corporate General Manager on November 20, 2012.

 Proxy Statement

  Grants of Plan-Based Awards Table

        The following table summarizes all grants of plan-based awards made to the Named Executive Officers in fiscal year 2012, including incentive awards payable under our Fiscal Year 2011 Executive Incentive Plan.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David J. Aldrich President and Chief Executive Officer	11/10/2011	$412,500	$825,000	$1,650,000	45,000	90,000	180,000	—	150,000	$19.08	$2,913,419
Donald W. Palette Vice President and Chief Financial Officer	11/10/2011	$140,625	$281,250	$562,500	17,500	35,000	70,000	—	50,000	$19.08	$1,066,540
Gregory L. Waters former Executive Vice President and General Manager, Front-End Solutions(6)	11/10/2011	$157,500	$315,000	$630,000	17,500	35,000	70,000	—	50,000	$19.08	$1,066,540
Liam K. Griffin Executive Vice President and General Manager, High Performance Analog(7)	11/10/2011	$150,000	$300,000	$600,000	17,500	35,000	70,000	—	50,000	$19.08	$1,066,540
Bruce J. Freyman Senior Vice President, Worldwide Operations	11/10/2011	$133,000	$266,000	$532,000	16,000	32,000	64,000	—	45,000	$19.08	$969,426

(1)
Actual performance between either the "threshold" and "target" levels or the "target" and "maximum" levels results in an issuance of a number of shares equal to the number of shares issuable at the "threshold" or "target" level under the performance share award ("PSA") granted by the Company, respectively, plus a pro rata amount of the difference between the number of shares issuable under the PSA at, respectively, the "threshold" and "target" levels or the "target" and "maximum" levels. The amounts actually paid to the Named Executive Officers under the Incentive Plan are shown above in the "Summary Compensation Table" above under "Non-Equity Incentive Plan Compensation."

(2)
Represents PSAs granted on November 10, 2011, under the Company's Amended and Restated 2005 Long-Term Incentive Plan (the "FY12 PSAs"). The FY12 PSAs have both "performance" and "continued employment" conditions that must be met in order for the executive to receive shares underlying the award. The "performance" condition guides the initial eligibility of the grantee to receive shares under the PSA and compares the non-GAAP operating margin achieved (related to 50% of the shares underlying the award) and the key product design wins obtained (related to the other 50% of the shares underlying the award) during the performance period against a range of pre-established targets. The Compensation Committee determines the low end of the range based on the minimum performance that would be acceptable to the Company to justify a payout. The high end of the range represents a best case performance scenario. The middle of the range is referred to by the Company as the "target" level and represents the expected performance of the Company. The number of shares issuable under the FY12 PSAs correspond to the level of achievement of the performance goals. The target level of shares is determined with reference to the competitive level of long-term equity compensation determined by the Compensation Committee in the manner described above. Performance at the "threshold" level results in an issuance of a number of shares equal to one-half (1/2) the "target" share level, and performance at the "maximum" level results in the issuance of a number of shares equal to two times (2 x) the "target" share level. Performance in between either the "threshold" and "target"

 Proxy Statement

Skyworks Solutions, Inc.

  levels or the "target" and "maximum" levels result in an issuance of a number of shares equal to the number of shares issuable at the "threshold" or "target" level, respectively, plus a pro rata amount of the difference between the number of shares issuable under the FY12 PSAs at, respectively, the "threshold" and "target" levels or the "target" and "maximum" levels. The "continued employment" condition of the FY12 PSAs provides that, to the extent that the non-GAAP operating margin and key product design win performance metrics are met for the fiscal year, then one-third (33 1/3%) of the total shares for which the performance metric was met would be issuable to the executive on the first anniversary of the grant date, the next one-third (33 1/3%) of such shares would be issuable to the executive on the second anniversary of the grant date (the "Second Issuance Date"), and the final one-third (33 1/3%) of such shares would be issuable to the executive on the third anniversary of the grant date (the "Third Issuance Date"), provided that the executive remains employed by the Company through each such vesting date. In the event of termination by reason of death or permanent disability, the holder of an FY12 PSA (or his or her estate) would receive any shares that would have been issuable thereunder during the remaining term of the award (i.e., earned but unissued shares).

(3)
The options vest over four years at a rate of 25% per year commencing one year after the date of grant and on each subsequent anniversary of the grant date for the following three years, provided the executive remains employed by the Company. Options may not be exercised more than three months after the executive ceases to be employed by the Company, except in the event of termination by reason of death or permanent disability, in which event the option may be exercised for specific periods not exceeding one year following termination.

(4)
Stock options awarded to executive officers had an exercise price equal to the closing price of the Company's common stock on the grant date.

(5)
Amount reflects the grant date fair values of stock options and PSAs granted on November 10, 2011, computed in accordance ASC 718.

(6)
Mr. Waters' employment with the Company ended on December 3, 2012.

(7)
Mr. Griffin was promoted to Executive Vice President and Corporate General Manager on November 20, 2012.

 Proxy Statement

  Outstanding Equity Awards at Fiscal Year End Table

        The following table summarizes the unvested stock awards and all stock options held by the Named Executive Officers as of the end of fiscal year 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised options (#) Exercisable	Number of Securities Underlying Unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Note Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
David J. Aldrich	180,000	—	—	$9.33	11/6/2014	—	$—	314,031	$7,398,570
President and Chief	225,000	75,000(3)	—	$7.18	11/4/2015
Executive Officer	125,000	125,000(4)	—	$12.07	11/10/2016
	41,250	123,750(5)	—	$23.80	11/9/2017
	—	150,000(6)	—	$19.08	11/10/2018
Donald W. Palette	—	22,500(3)	—	$7.18	11/4/2015	—	$—	109,897	$2,589,173
Vice President and	40,000	40,000(4)	—	$12.07	11/10/2016
Chief Financial Officer	—	41,250(5)	—	$23.80	11/9/2017
	—	50,000(6)	—	$19.08	11/10/2018
Gregory L. Waters	—	25,000(3)	—	$7.18	11/4/2015	—	$—	109,897	$2,589,173
former Executive Vice President	—	40,000(4)	—	$12.07	11/10/2016
And General Manager,	—	41,250(5)	—	$23.80	11/9/2017
Front-End Solutions(7)	—	50,000(6)	—	$19.08	11/10/2018
Liam K. Griffin	—	25,000(3)	—	$7.18	11/4/2015	—	$—	109,897	$2,589,173
Executive Vice President	—	40,000(4)	—	$12.07	11/10/2016
And General Manager,	—	41,250(5)	—	$23.80	11/9/2017
High Performance Analog(8)	—	50,000(6)	—	$19.08	11/10/2018
Bruce J. Freyman	—	22,500(3)	—	$7.18	11/4/2015	—	$—	104,917	$2,471,845
Senior Vice President,	37,500	37,500(4)	—	$12.07	11/10/2016
Worldwide Operations	13,750	41,250(5)	—	$23.80	11/9/2017
	—	45,000(6)	—	$19.08	11/10/2018

(1)
Reflects shares issuable under the FY12 PSAs (awarded on November 10, 2011, as described in footnote 2 of the "Grants of Plan-Based Awards Table" above) at the "target" level, as well as two-thirds (66%) of the shares issuable under the PSAs granted on November 9, 2010 under the Company's 2005 Long-Term Incentive Plan (the "FY11 PSAs") and one third (33%) of shares issuable under the PSAs granted on November 10, 2009 under the Company's 2005 Long-Term Incentive Plan (the "FY10 PSAs") at the "actual" level. Other than having only one performance metric — "non-GAAP operating margin" for the FY10 PSAs and "non-GAAP gross margin" for the FY11 PSAs — the FY11 PSAs and FY10 PSAs have the same terms and conditions as the FY12 PSAs described in footnote 2 of the "Grants of Plan-Based Awards Table" above. With respect to the FY12 PSAs, the Company achieved 87.8% of the "maximum" level for the performance metrics (after adjusting non-GAAP operating margin to exclude the operational impact of the Advanced Analogic Technologies Incorporated acquisition that closed on January 10, 2012) and, accordingly, on November 12, 2012, the Company issued one-third of the number of shares earned by each executive under his FY12 PSA, and held back the other two-thirds of such earned shares for possible issuance on the Second and Third Issuance Dates provided the executive meets the continued employment condition. Regarding the FY11 PSAs, the Company has previously achieved 89.3% of the "maximum" level for the performance metric and, accordingly, on November 10, 2011, and November 9, 2012, the Company issued one-third of each executive's earned shares under the FY11 PSAs. Each executive will receive the final one-third of such earned shares under the FY11 PSAs on or about November 9, 2013 provided that the executive remains employed with the

 Proxy Statement

Skyworks Solutions, Inc.

  Company on such date. Regarding the FY10 PSAs, the Company achieved 100% of the "maximum" level and, accordingly, on November 10, 2010, November 10, 2011, and November 12, 2012, the Company issued one-third of each executive's earned shares under the FY10 PSAs because each such employee was employed on those dates.

(2)
Reflects a price of $23.56 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on September 28, 2012.

(3)
These options were granted on November 4, 2008, and vested at a rate of 25% on each anniversary of the grant date until they became fully vested on November 4, 2012.

(4)
These options were granted on November 10, 2009, and vest at a rate of 25% on each anniversary of the grant date through November 10, 2013.

(5)
These options were granted on November 9, 2010, and vest at a rate of 25% on each anniversary of the grant date through November 9, 2014.

(6)
These options were granted on November 10, 2011, and vest at a rate of 25% on each anniversary of the grant date through November 10, 2015.

(7)
Mr. Waters' employment with the Company ended on December 3, 2012. Pursuant to the terms of the Company's equity incentive plans governing the awards to Mr. Waters, upon his termination Mr. Waters forfeited all unvested performance share awards and unvested non-qualified stock option awards. Further, any vested and unexercised non-qualified stock option awards held by Mr. Waters expire on the date that is twelve months after the date of termination of his employment (or such earlier date of termination of such options by their terms).

(8)
Mr. Griffin was promoted to Executive Vice President and Corporate General Manager on November 20, 2012.

 Proxy Statement

  Option Exercises and Stock Vested Table

        The following table summarizes the Named Executive Officers' option exercises and stock award vesting during fiscal year 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
David J. Aldrich	529,254	$9,578,466	401,242	$8,294,609
President and Chief Executive Officer
Donald W. Palette	91,250	$1,710,155	99,550	$2,034,312
Vice President and Chief Financial Officer
Gregory L. Waters	71,250	$1,191,839	105,245	$2,157,359
former Executive Vice President and General Manager, Front-End Solutions(3)
Liam K. Griffin	71,250	$1,200,094	135,245	$2,796,959
Executive Vice President and General Manager, High Performance Analog(4)
Bruce J. Freyman	112,500	$2,321,141	105,070	$2,156,433
Senior Vice President, Worldwide Operations

(1)
Reflects one-third of the shares earned under the FY11 PSAs that were issued on November 9, 2011 to Mr. Aldrich (72,909 shares), Mr. Palette (24,303 shares), Mr. Waters (24,303 shares), Mr. Griffin (24,303 shares) and Mr. Freyman (24,303 shares), as well as one-third of the shares earned under the FY10 PSAs that were issued on November 10, 2011 to Mr. Aldrich (82,500 shares), Mr. Palette (27,720 shares), Mr. Waters (27,720 shares), Mr. Griffin (27,720 shares) and Mr. Freyman (25,740 shares), as well as one-third of the FY09 PSAs that were issued on November 4, 2011, to Mr. Aldrich (95,833 shares), Mr. Palette (30,027 shares), Mr. Waters (33,222 shares), Mr. Griffin (33,222 shares) and Mr. Freyman (30,027 shares). In addition, the amount reflects certain of the 2009 Replacement PSAs (as defined below) that were issued on November 7, 2011, to Mr. Aldrich (150,000 shares), Mr. Palette (17,500 shares), Mr. Waters (20,000 shares), Mr. Griffin (50,000 shares) and Mr. Freyman (25,000 shares).

On June 4, 2009, each Named Executive Officer had the opportunity to forfeit an outstanding performance share award dated November 6, 2007, that such executive had previously been granted (the "2007 PSA") and receive, in its place, the following equity awards:

          (x) a restricted stock award (the "2009 Replacement RSA") covering shares equal to the "Threshold/Nominal" tranche of shares of the Company's common stock that could be earned under the executive's 2007 PSA, which shares would vest on or about November 6, 2010, provided the Named Executive Officer continued his employment with the Company through such date, and

          (y) an IRC Section 162(m) compliant performance share award (the "2009 Replacement PSA", and together with the 2009 Replacement RSA, the "2009 Replacement Awards") pursuant to which the executive would receive a number of shares of the Company's common stock equal to the aggregate amount of the "target" and "maximum/stretch" tranches of shares of the Company's common stock that could be earned under the 2007 PSA, if certain conditions are satisfied.

  Each of the Named Executive Officers accepted the Company's offer and agreed to have his 2007 PSA cancelled and replaced with the 2009 Replacement Awards. The maximum number of shares issued under the 2009 Replacement Awards for each Named Executive Officer on June 10, 2009, was equal to the maximum number of shares that would have been issuable to such executive under his cancelled 2007 PSA. The 2009

 Proxy Statement

Skyworks Solutions, Inc.

  Replacement Awards consisted of (a) the 2009 Replacement RSAs that vested on November 6, 2010, as follows: Mr. Aldrich (150,000 shares), Mr. Palette (17,500 shares), Mr. Waters (20,000 shares), Mr. Griffin (50,000 shares) and Mr. Freyman (25,000 shares); and (b) the 2009 Replacement PSAs as follows (which represents the number of shares that could have been received under each such executive's 2007 PSA if the "maximum/stretch" tranches of shares were earned): Mr. Aldrich (300,000 shares), Mr. Palette (35,000 shares), Mr. Waters (40,000 shares), Mr. Griffin (100,000 shares) and Mr. Freyman (50,000 shares). The 2009 Replacement PSAs had both "relative stock performance" and "continued employment" conditions that had to be met in order for the executive to receive any shares underlying the award. The "relative stock performance" condition provided that if the percentage change in the price of Skyworks' common stock as compared to a "peer group" of companies during a specified "measuring period" exceeded the 60th percentile of such peer group, then the "target" price level change would have been met and 50% of the total shares covered by the PSA would be earned, subject to the continued employment condition. If the percentage change in the price of Skyworks' common stock exceeded the 70th percentile of the peer group then the "maximum" price level change would have been met and 100% of the shares subject to the PSA would be earned, subject to the continued employment condition. The percentage change in the price of the common stock of the Company, as well as each member of the peer group, during the Measurement Period was determined by comparing (x) the average of such entity's stock price for the ninety (90) day period beginning on November 6, 2007 to (y) the average of the entity's stock price for the ninety (90) day period ending on November 6, 2010. For purposes of calculating the average price of the common stock of an entity during such ninety (90) day periods, only "trading days" (days on which the NASDAQ Global Select Market is open for trading) were used in such calculation, and trading volume on any such trading day was not factored into such calculation. For purposes of the 2009 Replacement PSAs, the "Measurement Period" was deemed to have started on November 6, 2007, and ended on November 6, 2010. The "continued employment" condition provided that, if the relative stock price performance condition is met for either the "target" or "maximum" level, then 50% of the total shares for which the relative stock price performance metric was met would be issuable to the executive on or about November 6, 2010, and the other 50% of such total shares would be issuable to the executive on or about November 6, 2011, provided that the executive is employed with Skyworks through such date(s). In the event of termination by reason of death or permanent disability after the measurement date of a 2009 Replacement PSA (but before shares are issued), the holder (or his or her estate) would receive the number of shares that would have been issuable thereunder based on the actual performance of the Company. In November 2010, the Company determined that the change in the price of the Company's common stock had exceeded the 70th percentile of its peer group and as a result the "maximum" relative stock performance level had been met and therefore 100% of the shares subject to the PSA were eligible for issuance subject to the continued employment condition. On each of November 6, 2010, and November 7, 2011, the Company issued one-half of each executive's earned shares since each executive met the continued employment condition.

(2)
Represents the aggregate fair market value of the stock awards on the applicable vesting dates.

(3)
Mr. Waters' employment with the Company ended on December 3, 2012.

(4)
Mr. Griffin was promoted to Executive Vice President and Corporate General Manager on November 20, 2012.

  Nonqualified Deferred Compensation Table

        In prior fiscal years, certain executive officers were provided an opportunity to participate in the Company's Executive Compensation Plan, an unfunded, non-qualified deferred compensation plan, under which participants were allowed to defer a portion of their compensation, as a result of deferred compensation legislation under Section 409A of the IRC. The Company has not permitted employees to make contributions to the Executive Compensation Plan since December 31, 2005. Mr. Aldrich is the only Named Executive Officer that participated in the Executive Compensation Plan. Mr. Aldrich's contributions are credited with earnings/losses based upon the

 Proxy Statement

performance of the investments he selects. Upon retirement, as defined in the Executive Compensation Plan, or other separation from service, or, if so elected, upon any earlier change in control of the Company, a participant is entitled to a payment of his or her vested account balance, either in a single lump sum or in annual installments, as elected in advance by the participant. Although the Company had discretion to make additional contributions to the accounts of participants while it was active, it never made any company contributions.

        The following table summarizes the aggregate earnings in the fiscal year 2012 for Mr. Aldrich under the Executive Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregated Earnings in Last Fiscal Year ($)	Aggregated Withdrawals/ Distributions ($)	Aggregated Balance at Last Fiscal Year-End ($)(1)
David J. Aldrich,	$—	$—	$159,240	$—	$843,797
President and Chief Executive Officer

(1)
Balance as of September 28, 2012. This amount is comprised of Mr. Aldrich's individual contributions and the return/(loss) generated from the investment of those contributions.

  Potential Payments Upon Termination or Change of Control

  Chief Executive Officer

        In January 2008, the Company entered into an amended and restated Change of Control / Severance Agreement with Mr. Aldrich (the "Aldrich Agreement"). The Aldrich Agreement sets out severance benefits that become payable if, within two (2) years after a change of control, Mr. Aldrich either (i) is involuntarily terminated without cause or (ii) voluntarily terminates his employment. The severance benefits provided to Mr. Aldrich in such circumstances will consist of the following: (i) a payment equal to two and one-half times (2 1/2 x) the sum of (A) his annual base salary immediately prior to the change of control and (B) his annual short-term incentive award (calculated as the greater of (x) the average short-term incentive awards received for the three years prior to the year in which the change of control occurs or (y) the target annual short-term incentive award for the year in which the change of control occurs); (ii) all then outstanding stock options will remain exercisable for a period of thirty (30) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) continued medical benefits for a period of eighteen (18) months after the termination date. The foregoing payments are subject to a gross-up payment for any applicable excise taxes incurred under Section 4999 of the IRC. Additionally, in the event of a change of control, Mr. Aldrich's Agreement provides for full acceleration of the vesting of all then outstanding stock options and restricted stock awards and partial acceleration of any outstanding performance share awards ("PSAs").

        The Aldrich Agreement also sets out severance benefits outside of a change of control that become payable if, while employed by the Company, Mr. Aldrich either (i) is involuntarily terminated without cause or (ii) terminates his employment for good reason. The severance benefits provided to Mr. Aldrich under either of these circumstances will consist of the following: (i) a payment equal to two times (2 x) the sum of (A) his annual base salary immediately prior to such termination and (B) his annual short-term incentive award (calculated as the greater of (x) the average short-term incentive awards received for the three (3) years prior to the year in which the termination occurs or (y) the target annual short-term incentive award for the year in which the termination occurs); and (ii) full acceleration of the vesting of all outstanding stock options and restricted stock awards, with such stock options to remain exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms), and, with respect to any PSAs outstanding, shares subject to such award would have been deemed earned to the extent any such shares would have been earned pursuant to the terms of such award

 Proxy Statement

Skyworks Solutions, Inc.

as of the day prior to the date of such termination (without regard to any continued service requirement) (collectively, "Severance Benefits"). In the event of Mr. Aldrich's death or disability, all outstanding stock options will vest in full and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

        In addition, the Aldrich Agreement provides that if Mr. Aldrich voluntarily terminates his employment after January 1, 2010, subject to certain notice requirements and his availability to continue to serve on the Board of Directors of the Company and as chairman of a committee thereof for up to two (2) years, he shall be entitled to the Severance Benefits; provided however, that all Company stock options, stock appreciation rights, restricted stock, and any other equity-based awards, which were both (a) granted to him in the eighteen (18) month period prior to such termination and (b) scheduled to vest more than two (2) years from the date of such termination, will be forfeited.

        The Aldrich Agreement is intended to be compliant with Section 409A of the IRC. Additionally, the Aldrich Agreement requires Mr. Aldrich to sign a release of claims in favor of the Company before he is eligible to receive any benefits under the agreement, and contains non-compete and non-solicitation provisions applicable to him while he is employed by the Company and for a period of twenty-four (24) months following the termination of his employment.

        On November 23, 2010, the Company modified the Aldrich Agreement as follows: (1) the initial term of the Agreement was extended for three (3) years until January 22, 2014, at which time the Agreement will renew on an annual basis for up to five (5) additional one (1) year periods, unless at least 90 days prior to the end of the initial term or the then-current additional term, either party provides written notice that the Aldrich Agreement should not be extended; and (2) in order to ensure that any PSAs issued to Mr. Aldrich continue to be treated as performance based compensation under Section 162(m) of the IRC, the Agreement was amended such that if Mr. Aldrich is involuntarily terminated or terminates his employment for good reason or for no reason, he will be entitled to receive only the number of performance shares under outstanding PSAs that he would have received had he actually remained employed through the end of the performance period applicable to such PSAs. All other terms and conditions of the Agreement remain the same.

  Other Named Executive Officers

        In January 2008, the Company entered into Change of Control / Severance Agreements with each of Bruce J. Freyman, Liam K. Griffin, Donald W. Palette and Gregory L. Waters (each a "COC Agreement"). Each COC Agreement sets out severance benefits that become payable if, within twelve (12) months after a change of control, the executive either (i) is involuntarily terminated without cause or (ii) terminates his employment for good reason. The severance benefits provided to the executive in such circumstances will consist of the following: (i) a payment equal to two times (2 x) the sum of (A) his annual base salary immediately prior to the change of control and (B) his annual short-term incentive award (calculated as the greater of (x) the average short-term incentive awards received for the three (3) years prior to the year in which the change of control occurs or (y) the target annual short-term incentive award for the year in which the change of control occurs); (ii) all then outstanding stock options will remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) continued medical benefits for eighteen (18) months after the termination date. The foregoing payments are subject to a gross-up payment limited to a maximum of $500,000 for any applicable excise taxes incurred under Section 4999 of the IRC. Additionally, in the event of a change of control, each COC Agreement provides for full acceleration of the vesting of all then outstanding stock options and restricted stock awards and partial acceleration of any outstanding performance share awards. In the case of Mr. Freyman's COC Agreement, the severance payment due will be paid out in bi-weekly installments over a twelve (12) month period.

 Proxy Statement

        Each COC Agreement also sets out severance benefits outside a change of control that become payable if, while employed by the Company, the executive is involuntarily terminated without cause. The severance benefits provided to the executive under such circumstance will consist of the following: (i) a payment equal to the sum of (x) his annual base salary and (y) any short-term incentive award then due; and (ii) all then vested outstanding stock options will remain exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms). In the case of Mr. Freyman's COC Agreement, any severance payment due will be paid out in bi-weekly installments over a twelve (12) month period. In the event of the executive's death or disability, all outstanding stock options will vest and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

        Each COC Agreement is intended to be compliant with Section 409A of the IRC and has an initial two (2) year term, which is thereafter renewable on an annual basis for up to five (5) additional years upon mutual agreement of the Company and the executive. Additionally, each COC Agreement requires that the executive sign a release of claims in favor of the Company before he is eligible to receive any benefits under the agreement, and, except for Mr. Freyman's COC Agreement, each contains non-compete and non-solicitation provisions applicable to the executive while he is employed by the Company and for a period of twenty-four (24) months following the termination of his employment. Mr. Freyman's COC Agreement contains non-solicitation provisions applicable to him while he is employed by the Company and for a period of twelve (12) months following the termination of his employment.

        The terms "change in control," "cause," and "good reason" are each defined in the COC Agreements. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of Skyworks; (ii) a change, without Board of Directors approval, of a majority of the Board of Directors of Skyworks; (iii) the acquisition of Skyworks by means of a reorganization, merger, consolidation or asset sale; or (iv) the approval of a liquidation or dissolution of Skyworks. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of Skyworks; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in base compensation or authority, duties or responsibility, (ii) a material change in office location, or (iii) any action or inaction constituting a material breach by Skyworks of the terms of the agreement.

        The following table summarizes the payments and benefits that would be made to the Named Executive Officers under their change of control/severance agreements with the Company in the following circumstances as of September 28, 2012:

  •
  termination without cause or for good reason in the absence of a change of control;

  •
  termination without cause or for good reason after a change of control;

  •
  after a change of control not involving a termination of employment for good reason or for cause; and

  •
  in the event of termination of employment because of death or disability.

 Proxy Statement

Skyworks Solutions, Inc.

        The following table does not reflect any equity awards made after September 28, 2012.

Name	Benefit	Before Change in Control: Termination w/o Cause or for Good Reason (1)	After Change in Control: Termination w/o Cause or for Good Reason (1)	Upon Change in Control (1)	Death/ Disability (1)
David J. Aldrich	Salary and Short-Term
	Incentive(4)	$2,970,000	$3,712,500	$—	$—
President and Chief Executive	Accelerated Options	3,336,750	3,336,750	3,336,750	3,336,750
Officer(2)(5)	Accelerated Restricted Stock	—	—	—	—
	Accelerated Performance Shares	9,001,593	9,001,593	9,001,593	9,001,593
	Medical	—	22,214	—	—
	Excise Tax Gross-Up(3)	—	—	—	—

	TOTAL	$15,308,343	$16,073,057	$12,338,343	$12,338,343

Donald W. Palette	Salary and Short-Term
	Incentive(4)	$375,000	$1,312,500	$—	$—
Vice President and Chief	Accelerated Options	—	1,052,150	1,052,150	1,052,150
Financial Officer	Accelerated Restricted Stock	—	—	—	—
	Accelerated Performance Shares	—	3,212,571	3,212,571	3,212,571
	Medical	—	23,805	—	—
	Excise Tax Gross-Up(3)	—	—	—	—

	TOTAL	$375,000	$5,601,026	$4,264,721	$4,264,721

Gregory L. Waters	Salary and Short-Term
	Incentive(4)	$420,000	$1,470,000	$—	$—
former Executive Vice	Accelerated Options	—	1,093,100	1,093,100	1,093,100
President and General	Accelerated Restricted Stock	—	—	—	—
Manager, Front-End	Accelerated Performance Shares	—	3,212,571	3,212,571	3,212,571
Solutions(6)	Medical	—	23,805	—	—
	Excise Tax Gross-Up(3)	—	—	—	—

	TOTAL	$420,000	$5,799,476	$4,305,671	$4,305,671

Liam K. Griffin	Salary and Short-Term
	Incentive(4)	$400,000	$1,432,110	$—	$—
Executive Vice President and	Accelerated Options	—	1,093,100	1,093,100	1,093,100
General Manager, High	Accelerated Restricted Stock	—	—	—	—
Performance Analog(7)	Accelerated Performance Shares	—	3,212,571	3,212,571	3,212,571
	Medical	—	23,805	—	—
	Excise Tax Gross-Up(3)	—	—	—	—

	TOTAL	$400,000	$5,761,586	$4,305,671	$4,305,671

Bruce J. Freyman	Salary and Short-Term
	Incentive(4)	$380,000	$1,322,086	$—	$—
Senior Vice President,	Accelerated Options	—	1,001,025	1,001,025	1,001,025
Worldwide Operations	Accelerated Restricted Stock	—	—	—	—
	Accelerated Performance Shares	—	3,041,808	3,041,808	3,041,808
	Medical	—	22,214	—	—
	Excise Tax Gross-Up(3)	—	—	—	—

	TOTAL	$380,000	$5,387,133	$4,042,833	$4,042,833

(1)
Reflects a price of $23.56 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on September 28, 2012. Excludes Mr. Aldrich's contributions to deferred compensation plan as there have been no employer contributions.

 Proxy Statement

(2)
"Good Reason" termination in change in control circumstances for Mr. Aldrich includes voluntarily terminating employment following such change in control.

(3)
Other than Mr. Aldrich, the Named Executive Officer's excise tax gross-up is capped at $500,000. Based on the information set forth in the table above, no Named Executive Officer would have received any gross-up in fiscal year 2012.

(4)
Amounts for termination "Before Change in Control w/o Cause" for all executive officers (except Mr. Aldrich) exclude any Incentive Plan payment since there is typically no payment then due under the plan. Amount for termination "Before Change in Control w/o Cause or for Good Reason" for Mr. Aldrich reflects an Incentive Plan payment at the "target" level since the three (3) year average of his incentive plan payments was less than his FY12 Incentive Plan payment at the "target" level. The amount for each executive for termination "After Change in Control" (other than Messrs. Aldrich, Palette and Waters) reflects an Incentive Plan payment equal to the three (3) year average of the actual incentive payments made for fiscal years 2011, 2010 and 2009, since such average is greater than the "target" payout level; for Messrs. Aldrich, Palette and Waters, amounts reflect an Incentive Plan payment at the "target" level since the three (3) year average of actual incentive payments made for each executive was less than their respective FY12 Incentive Plan payment at the "target" level. Amounts shown do not reflect the value of accrued vacation/paid time off to be paid upon termination as required by law.

(5)
In the event Mr. Aldrich voluntarily terminated his employment outside of a change of control as of September 28, 2012, he would have received $13,743,618, comprised of the following: cash ($2,970,000); accelerated options ($3,000,750); and accelerated performance share awards ($7,772,868).

(6)
On December 3, 2012, Mr. Waters' employment was terminated and, pursuant to his COC Agreement, the Company made a lump sum payment to him of $420,000 on January 10, 2013. Mr. Waters will not be paid any additional amounts pursuant to his COC Agreement, and none of the hypothetical amounts set forth in the table above will be paid to Mr. Waters going forward.

(7)
Mr. Griffin was promoted to Executive Vice President and Corporate General Manager on November 20, 2012.

  Director Compensation

  Cash Compensation

        Directors who are not employees of the Company are paid, in quarterly installments, an annual retainer of $50,000. Additional annual retainers for Chairman and/or committee service (paid in quarterly installments) are as follows: the Chairman of the Board ($30,000); the Chairman of the Audit Committee ($20,000); the Chairman of the Compensation Committee ($15,000); the Chairman of the Nominating and Governance Committee ($10,000); non-chair member of Audit Committee ($10,000); non-chair member of Compensation Committee ($7,500); and non-chair member of Nominating and Corporate Governance Committee ($5,000). In addition, the Compensation Committee continues to retain discretion to recommend to the full Board of Directors that additional cash payments be made to a non-employee director(s) for extraordinary service during a fiscal year.

  Equity-Compensation

        During fiscal 2012, under the terms of our 2008 Director Long-Term Incentive Plan, as then in effect, any newly appointed non-employee directors would have received an initial equity grant comprised of a combination of stock options and restricted stock having an aggregate Black-Scholes value targeted between the 50th and 75th percentile of the director equity compensation component of the Comparator Group, with the stock option having an exercise price equal to the fair market value of the common stock on the date of grant. As of January 2013, and going forward, any newly appointed non-employee directors will receive an initial equity grant comprised

 Proxy Statement

Skyworks Solutions, Inc.

of a combination of stock options and restricted stock having an aggregate value of approximately $220,000, with the stock option having an exercise price equal to the fair market value of the common stock on the date of grant.

        During fiscal 2012, following the 2012 annual meeting of stockholders, each non-employee director who was re-elected, received a restricted stock award for 6,000 shares under the terms of our 2008 Director Long-Term Incentive Plan as then in effect. As of January 2013, following each annual meeting of stockholders, each non-employee director who is re-elected will receive a restricted stock award having a value of approximately $155,000. Unless otherwise determined by the Board of Directors, any nonqualified stock options awarded under the 2008 Director Long-Term Incentive Plan will vest in four (4) equal annual installments on the anniversary of the date of grant, and any restricted stock awards under the 2008 Directors' Plan will vest in three (3) equal annual installments on the anniversary of the date of grant. In the event of a change of control of the Company, the outstanding options and restricted stock under the 2008 Director Long-Term Incentive Plan shall become fully exercisable and deemed fully vested, respectively.

        No director who is also an employee receives separate compensation for services rendered as a director. David J. Aldrich is currently the only director who is also an employee of the Company.

  Director Compensation Table

        The following table summarizes the compensation paid to the Company's non-employee directors for fiscal year 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
David J. McLachlan, Chairman	$95,000	$142,535	$—	$237,535
Timothy R. Furey	$70,000	$142,535	$—	$212,535
Kevin L. Beebe	$67,500	$142,535	$—	$210,035
David P. McGlade	$62,500	$142,535	$—	$205,035
Robert A. Schriesheim	$77,500	$142,535	$—	$220,035
Balakrishnan S. Iyer	$70,000	$142,535	$—	$212,535
Moiz M. Beguwala	$65,000	$142,535	$—	$207,535
Thomas C. Leonard	$50,000	$142,535	$—	$192,535

(1)
The amounts in the Stock Awards column represents the grant date fair values, computed in accordance with the provisions of ASC 718, for awards made during the fiscal year, with estimated forfeiture rates applied. For a description of the assumptions used in calculating the fair value of equity awards under ASC 718, see Note 11 of the Company's financial statements included in our Annual Report.

 Proxy Statement

(2)
The non-employee members of the Board of Directors who held such position on September 28, 2012, held the following aggregate number of unexercised options as of such date:

Name	Number of Securities Underlying Unexercised Options
David J. McLachlan, Chairman	30,000
Timothy R. Furey	45,000
Kevin L. Beebe	105,000
David P. McGlade	90,000
Robert A. Schriesheim	60,000
Balakrishnan S. Iyer	21,000
Moiz M. Beguwala	60,000
Thomas C. Leonard	3,750

  Director Stock Ownership Requirements

        We have adopted a Director Stock Ownership program that requires our directors to hold a significant equity interest in Skyworks with the objective of more closely aligning the interests of our directors with those of our stockholders. The minimum number of shares of our common stock that the Director Ownership guidelines require non-employee directors to hold while serving in their capacity as directors is the director base compensation (currently $50,000) multiplied by four (4), divided by the fair market value of the Company's common stock (rounded to the nearest 100 Shares). For purposes of the Director Stock Ownership program, the fair market value of a person's holding is based on the average closing price per share of the Company's common stock as reported on the NASDAQ Global Select Market (or if the Shares are not then traded on such market, such other market on which the Shares are traded) for the 12-month period ending with the determination date. As of January 15, 2013, the Director Ownership guidelines require non-employee directors to hold a minimum of 8,000 shares, and all directors were in compliance with such guidelines as of such date.

        In connection with the cessation of Mr. Beguwala's tenure as a director, the Compensation Committee of the Company's Board of Directors recommended and the Board of Directors approved the following actions: (1) the extension of the exercise period for his outstanding stock options to the earlier of (a) the original option expiration date or (b) May 6, 2014, and (2) the vesting in full of 8,145 restricted shares of the Company's common stock on May 6, 2013 that would have otherwise not vested by such date, provided that Mr. Beguwala continues to serve as a director through May 6, 2013. The 8,145 restricted shares that will vest on May 6, 2013 are comprised of the restricted stock that would have vested in the ordinary course on May 11, 2013 had Mr. Beguwala continued as a director until such date. Given that Skyworks' annual meeting is scheduled for a date that is earlier in the month of May than in prior years, Mr. Beguwala's current term will end less than a week before such restricted shares would have vested in the ordinary course. These changes to Mr. Beguwala's equity awards did not have any impact on the Company's financial statements.

Equity Compensation Plan Information

        As of September 28, 2012, the Company had the following equity compensation plans under which its equity securities were authorized for issuance to its employees and/or directors:

  •
  the 1999 Employee Long-Term Incentive Plan

  •
  the Directors' 2001 Stock Option Plan

  •
  the Non-Qualified Employee Stock Purchase Plan

  •
  the 2002 Employee Stock Purchase Plan

 Proxy Statement

Skyworks Solutions, Inc.

  •
  the 2005 Long-Term Incentive Plan

  •
  the 2008 Director Long-Term Incentive Plan

  •
  AATI 1998 Amended Stock Plan

  •
  AATI 2005 Equity Incentive Plan

        Except for the 1999 Employee Long-Term Incentive Plan and the Non-Qualified Employee Stock Purchase Plan, each of the foregoing equity compensation plans was approved by the Company's stockholders.

        A description of the material features of each non-stockholder approved plan is provided below under the headings "1999 Employee Long-Term Incentive Plan" and "Non-Qualified Employee Stock Purchase Plan."

        The following table presents information about these plans as of September 28, 2012.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted_Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,327,935(1)	$17.66	10,536,762(2)
Equity compensation plans not approved by security holders	2,556,229	$7.95	—(3)

Total	11,884,164	$15.57	10,536,762

(1)
Excludes 1,960,008 unvested restricted shares and 2,646,759 unvested shares under performance shares awards.

(2)
No further grants will be made under the Directors' 2001 Stock Option Plan.

(3)
No further grants will be made under the 1999 Employee Long-Term Incentive Plan.

  1999 Employee Long-Term Incentive Plan

        The Company's 1999 Employee Long-Term Incentive Plan (the "1999 Employee Plan") provided for the grant of non-qualified stock options to purchase shares of the Company's common stock to employees, other than officers and non-employee directors. The term of these options may not exceed 10 years. The 1999 Employee Plan contains provisions, which permit restrictions on vesting or transferability, as well as continued exercisability upon a participant's termination of employment with the Company, of options granted thereunder. The 1999 Employee Plan provides for full acceleration of the vesting of options granted thereunder upon a "change in control" of the Company, as defined in the 1999 Employee Plan. The Board of Directors generally may amend, suspend or terminate the 1999 Employee Plan in whole or in part at any time; provided that any amendment that affects outstanding options be consented to by the holder of the options. As of April 26, 2009, no additional grants were issuable under the 1999 Employee Long-Term Incentive Plan.

  Non-Qualified Employee Stock Purchase Plan

        The Company also maintains a Non-Qualified Employee Stock Purchase Plan to provide employees of the Company and participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase, by means of payroll deductions, of shares of the Company's common stock at a discount from

 Proxy Statement

the market price of the common stock at the time of purchase. The Non-Qualified Employee Stock Purchase Plan is intended for use primarily by employees of the Company located outside the United States. Under the plan, eligible employees may purchase common stock through payroll deductions of up to 10% of compensation. The price per share is the lower of 85% of the market price at the beginning or end of each six-month offering period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board of Directors currently comprises, and during fiscal year 2012 was comprised of, Messrs. Beebe, Furey (Chairman), McGlade and Schriesheim. No member of this committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company or any of its subsidiaries. No executive officer of Skyworks has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of Skyworks.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Other than compensation agreements and other arrangements which are described above in "Information about Executive and Director Compensation," since October 1, 2011, there has not been a transaction or series of related transactions to which the Company was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than five percent (5%) of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In January 2008, the Board of Directors adopted a written related person transaction approval policy which sets forth the Company's policies and procedures for the review, approval or ratification of any transaction required to be reported in its filings with the SEC. The Company's policy with regard to related person transactions is that all related person transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be reviewed by the Company's General Counsel and approved in advance by the Audit Committee. In addition, the Company's Code of Business Conduct and Ethics requires that employees discuss with the Company's Compliance Officer any significant relationship (or transaction) that might raise doubt about such employee's ability to act in the best interest of the Company.

OTHER PROPOSED ACTION

        As of the date of this Proxy Statement, the directors know of no other business that is expected to come before the Annual Meeting. However, if any other business should be properly presented to the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to such matters.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 (a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our equity securities to file reports of holdings and transactions in securities of Skyworks with the SEC. Based solely on a review of Forms 3, 4 and 5 and any amendments thereto furnished to us, and written representations provided to us, with respect to our fiscal year ended September 28, 2012, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and beneficial owners of more than 10% of our common stock with respect to such fiscal year were timely made.

 Proxy Statement

Skyworks Solutions, Inc.

Solicitation Expenses

        Skyworks will bear the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for any such services. We have retained Phoenix Advisory Partners to assist in the solicitation of proxies, at a cost to the Company of approximately $8,000, plus reasonable out-of-pocket expenses.

Viewing of Proxy Materials via the Internet

        We are able to distribute our Annual Report and this Proxy Statement to our stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder's address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. You may make this election when voting your proxy this year. Simply follow the instructions to vote via the Internet to register your consent. Your election to view proxy materials online is perpetual unless you revoke it later. Future proxy cards will contain the Internet website address and instructions to view the materials. You will continue to have the option to vote your shares by telephone, mail or via the Internet.

Annual Report on Form 10-K

        Copies of the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 2012, as filed with the SEC, are available to stockholders without charge via the Company's website at http://www.skyworksinc.com, or upon written request addressed to Investor Relations, Skyworks Solutions, Inc., 5221 California Avenue, Irvine, CA 92617.

Stockholder Proposals

        Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in the proxy materials for the Company's 2014 annual meeting, a stockholder's proposal must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to the Secretary of the Company at its principal executive offices at 20 Sylvan Road, Woburn, MA 01801, no later than November 28, 2013. The submission of a stockholder proposal does not guarantee that it will be included in the proxy materials for the Company's 2014 annual meeting.

        According to the applicable provisions of our By-laws, if a stockholder wishes to nominate a candidate to serve as a director or to present a proposal at our 2014 annual meeting outside the processes of Rule 14a-8 that will not be considered for inclusion in the proxy materials for such meeting, then the stockholder must give written notice to our Corporate Secretary at the address noted above no earlier than January 7, 2014 and no later than February 6, 2014. In the event that the 2014 annual meeting is held more than thirty (30) days before or after the first anniversary of the Company's 2013 annual meeting, then the required notice must delivered in writing to the Secretary of the Company at the address above no earlier than 120 days prior to the date of the 2014 annual meeting and no later than the later of 90 days prior to the 2014 annual meeting or the 10th day following the day on which the public announcement of the date of the 2014 annual meeting is first made by the Company. A proposal that is submitted outside of these time periods will not be considered to be timely and, pursuant to Rule 14a-4(c)(1) under the Exchange Act and if a stockholder properly brings the proposal before the meeting, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal. Even if a stockholder makes timely notification, the proxies may still exercise discretionary authority in accordance with the SEC's proxy rules.

        OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT A PROXY

 Proxy Statement

PROMPTLY IN ONE OF THE FOLLOWING WAYS: (A) BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE; (B) BY COMPLETING AND SUBMITTING YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD; OR (C) BY COMPLETING AND SUBMITTING YOUR PROXY VIA THE INTERNET BY VISITING THE WEBSITE ADDRESS LISTED ON THE PROXY CARD. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

 Proxy Statement

 Appendix A

The Company's 2005 Amended and Restated Long-Term Incentive Plan, as Proposed to be Amended

SKYWORKS SOLUTIONS, INC.

AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN

1.
Purpose

        The purpose of this Amended and Restated 2005 Long-Term Incentive Plan (the "Plan") of Skyworks Solutions, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.
Eligibility

        All of the Company's employees, officers, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards and cash (each, an "Award") under the Plan. Each person who receives an Award under the Plan is deemed a "Participant".

3.
Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the

Appendix A

Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

4.
Stock Available for Awards

        (a)    Number of Shares.    Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $.25 par value per share, of the Company (the "Common Stock") that is equal to the sum of:

          (1) 52.55 million shares of Common Stock; and

          (2) Such additional number of shares of Common Stock (up to 15 million shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company's 1999 Employee Long-Term Incentive Plan (the "1999 Plan") that remain available for grant under the 1999 Plan as of April 26, 2009 and (y) the number of shares of Common Stock subject to awards granted under the 1999 Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right after April 26, 2009.

        (b)    Counting of Shares.    Subject to adjustment under Section 9, an Option or Stock Appreciation Right shall be counted against the share limit specified in Section 4(a) as one share for each share of common stock subject to such Award, and an Award that is not an Option or Stock Appreciation Right (a "Non-Option Award") shall be counted against the share limit specified in Section 4(a) as one and one-half (1.5) shares for each share of Common Stock issued upon settlement of such Non-Option Award.

        (c)    Lapses.    If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Notwithstanding the foregoing, shares delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant (i) to purchase shares of Common Stock upon the exercise of an Award or (ii) to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards. In the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

        (d)    Section 162(m) Per-Participant Limit.    Without regard to the share counting rules in Section 4(b) hereof, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,500,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(d) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

5.
Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the

Appendix A

conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. Any Option granted pursuant to the Plan is not intended to be an incentive stock option described in Code Section 422 and shall be designated a "Nonqualified Stock Option".

        (b)    Exercise Price.    The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined below in subsection (g)(3)) at the time the Option is granted.

        (c)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9 or Section 4(e)): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market ("NASDAQ").

        (d)    No Reload Rights.    No Option granted under the Plan shall contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option.

        (e)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of seven (7) years.

        (f)    Exercise of Option.    Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(g) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company's obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

        (g)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the

Appendix A

  Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4) to the extent permitted by applicable law and by the Board, by payment of such other lawful consideration as the Board may determine; or

          (5) by any combination of the above permitted forms of payment.

        (h)    Substitute Options.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.
Stock Appreciation Rights.

        (a)    General.    A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive Common Stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. SARs may be based solely on appreciation in the Fair Market Value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award. SARs may not be granted with a term in excess of seven (7) years from the date of grant.

        (b)    Grants.    Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

          (1)    Tandem Awards.    When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

          (2)    Independent SARs.    A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

        (c)    Exercise.    Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

        (d)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9 or Section 4(e)): (1) amend any outstanding SAR granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR, (2) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and

Appendix A

grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled stock appreciation right, (3) cancel in exchange for a cash payment any outstanding SAR with an exercise price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ.

7.
Restricted Stock; Restricted Stock Units.

        (a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock ("Restricted Stock"), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest ("Restricted Stock Units") subject to such terms and conditions on the delivery of the shares of Common Stock as the Board shall determine (each Award for Restricted Stock or Restricted Stock Units is referred to herein as a "Restricted Stock Award").

        (b)    Terms and Conditions.    The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock or dividend equivalents awarded with respect to Restricted Stock Units (either, "Accrued Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares or, in the case of a Restricted Stock Unit, the Award vests and the shares are delivered to the Participant. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the Restricted Stock Award.

        (c)    Stock Certificates.    Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

8.
Other Stock-Based Awards.

        Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock Unit Awards"). Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto and any conditions applicable thereto, including without limitation, performance-based conditions.

Appendix A

9.
Adjustments for Changes in Common Stock and Certain Other Events.

        (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

        (b)    Reorganization Events.

          (1)    Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

          (2)    Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards.    In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant's unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant's Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

          For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share

Appendix A

  consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

          (3)    Consequences of a Reorganization Event on Restricted Stock Awards.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

        (c)    Change in Control Events.

          (1)    Definition.    A "Change in Control Event" will be deemed to have occurred if the Continuing Directors (as defined below) cease for any reason to constitute a majority of the Board. For this purpose, a "Continuing Director" will include any member of the Board as of the Effective Date (as defined below) and any individual nominated for election to the Board by a majority of the then Continuing Directors.

          (2)    Consequences of a Change in Control Event on Options.    Notwithstanding any other provision of this Plan to the contrary, if a Change in Control Event occurs, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, any options outstanding as of the date such Change of Control is determined to have occurred and not then exercisable shall become fully exercisable to the full extent of the original grant.

          (3)    Consequences of a Change in Control Event on Restricted Stock Awards.    Notwithstanding any other provision of this Plan to the contrary, if a Change in Control Event occurs, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.
General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Such written instrument may be in the form of an agreement signed by the Company and the Participant or a written confirming memorandum to the Participant from the Company. Each Award may contain terms and conditions in addition to those set forth in the Plan.

Appendix A

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Withholding.    Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (f)    Amendment of Award.    Except as provided in Sections 5 and 6, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)    Acceleration.    Except as otherwise provided in Sections 9(c) and 10(i), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

        (i)    Performance Awards.

          (1)    Grants.    Restricted Stock Awards and Other Stock-Unit Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) ("Performance Awards"), subject to the limit in Section 4(d) on shares covered by such grants. Performance Awards can also provide for cash payments of up to $1,500,000 per fiscal year per individual.

          (2)    Committee.    Grants of Performance Awards to any Covered Employee intended to qualify as "performance-based compensation" under Section 162(m) ("Performance-Based Compensation") shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as "performance-based compensation" under

Appendix A

  Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee or subcommittee. "Covered Employee" shall mean any person who is, or whom the Committee, in its discretion, determines may be, a "covered employee" under Section 162(m)(3) of the Code.

          Performance Measures.    For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: Revenues, net income (loss), operating income (loss), gross profit, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or depreciation and/or amortization, earnings (loss) per share, net cash flow, cash flow from operations, revenue growth, earnings growth, gross margins, operating margins, net margins, inventory management, working capital, return on sales, assets, equity or investment, cash or cash equivalents position, achievement of balance sheet or income statement objectives or total stockholder return, stock price, completion of strategic acquisitions/dispositions, manufacturing efficiency, product quality, customer satisfaction, market share and improvement in financial ratings. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary and/or non-recurring items, (ii) the cumulative effects of changes in accounting principles, (iii) gains or losses on the dispositions of discontinued operations, (iv) the writedown of any asset, (v) charges for restructuring and rationalization programs, (vi) amortization of purchased intangibles associated with acquisitions, (vii) compensation expenses related to acquisitions, (viii) other acquisition related charges, (ix) impairment charges, (x) gain or loss on minority equity investments, (xi) non-cash income tax expenses, and (xii) equity-based compensation expenses. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

          (3)    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

          (4)    Other.    The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

11.
Miscellaneous

        (a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

Appendix A

        (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), but no Award may be granted unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after December 31, 2017.

        (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and provided further that, without approval of the Company's stockholders, no amendment may (1) increase the number of shares authorized under the Plan (other than pursuant to Section 9), (2) materially increase the benefits provided under the Plan, (3) materially expand the class of participants eligible to participate in the Plan, (4) expand the types of Awards provided under the Plan or (5) make any other changes that require stockholder approval under the rules of the Nasdaq National Market, Inc.

        (e)    Provisions for Foreign Participants.    The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

        (f)    Compliance With Code Section 409A.    Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes "nonqualified deferred compensation" within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A of the Code) (the "New Payment Date"), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

        (g)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Appendix A

ANNUAL MEETING OF STOCKHOLDERS OF SKYWORKS SOLUTIONS, INC. May 7, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and proxy card are available at www.skyworksinc.com/annualreport Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, partnership, limited liability company or other entity, please sign full entity name by duly authorized officer, giving full title as such. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the following eight individuals nominated to serve as directors of the Company with terms expiring at the next annual meeting of stockholders. O (01) David J. McLachlan O (02) David J. Aldrich O (03) Kevin L. Beebe O (04) Timothy R. Furey O (05) Balakrishnan S. Iyer O (06) Thomas C. Leonard O (07) David P. McGlade O (08) Robert A. Schriesheim 2. To approve the Company's Amended and Restated 2005 Long-Term Incentive Plan, as amended. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company's Proxy Statement. 4. To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2013. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. ELECTRONIC ACCESS TO FUTURE DOCUMENTS If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20833300000000001000 4 050713 I/We will attend the annual meeting.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, partnership, limited liability company or other entity, please sign full entity name by duly authorized officer, giving full title as such. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the following eight individuals nominated to serve as directors of the Company with terms expiring at the next annual meeting of stockholders. O (01) David J. McLachlan O (02) David J. Aldrich O (03) Kevin L. Beebe O (04) Timothy R. Furey O (05) Balakrishnan S. Iyer O (06) Thomas C. Leonard O (07) David P. McGlade O (08) Robert A. Schriesheim FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF SKYWORKS SOLUTIONS, INC. May 7, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20833300000000001000 4 050713 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and proxy card are available at www.skyworksinc.com/annualreport 2. To approve the Company's Amended and Restated 2005 Long-Term Incentive Plan, as amended. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company's Proxy Statement. 4. To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2013. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. ELECTRONIC ACCESS TO FUTURE DOCUMENTS If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address. I/We will attend the annual meeting. FOR AGAINST ABSTAIN

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 SKYWORKS SOLUTIONS, INC. Proxy for Annual Meeting of Stockholders May 7, 2013 SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints David J. Aldrich and Mark V. B. Tremallo, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Skyworks Solutions, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Skyworks Solutions, Inc. to be held at 2:00 p.m., local time, on May 7, 2013, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts, or at any adjournment or postponement thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 28, 2013, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT A PROXY PROMPTLY IN ONE OF THE FOLLOWING WAYS: (A) BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE; (B) BY COMPLETING AND SUBMITTING YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE OTHER SIDE OF THIS PROXY CARD; OR (C) BY COMPLETING AND SUBMITTING YOUR PROXY VIA THE INTERNET BY VISITING THE WEBSITE ADDRESS LISTED ON THE OTHER SIDE OF THIS PROXY CARD. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. (Continued and to be signed on the reverse side)

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SKYWORKS SOLUTIONS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 7, 2013
SKYWORKS SOLUTIONS, INC.
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSALS TO BE VOTED ON PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN, AS AMENDED
PROPOSAL 3 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY VOTE")
PROPOSAL 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
AUDIT FEES
COMPENSATION COMMITTEE REPORT
INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION
Performance Goals — Fiscal 2012 First Half
Performance Goals — Fiscal 2012 Second Half
Fiscal 2012 Performance Goal Achievement — First Half
Fiscal 2012 Performance Goal Achievement — Second Half
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
OTHER PROPOSED ACTION
OTHER MATTERS
  Appendix A